UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-12

CRAILAR TECHNOLOGIES INC.
(Name of Registrant as Specified in Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)     Title of each class of securities to which transaction applies: N/A

2)     Aggregate number of securities to which transaction applies: N/A

3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)     Proposed maximum aggregate value of transaction: N/A

5)     Total fee paid: N/A

[ ]     Fee paid previously with preliminary materials.

[ ]     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)     Amount Previously Paid: N/A

2)     Form, Schedule or Registration Statement No.: N/A

3)     Filing Party: N/A

4)     Date Filed: N/A

CRAILAR TECHNOLOGIES INC.

Suite 305 - 4420 Chatterton Way, Victoria, British Columbia, Canada, V8X 5J2
Telephone: (250) 658-8582 and Facsimile: (250) 658-8586

NOTICE OF ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS

To Be Held On November 6, 2013

To the Shareholders of Crailar Technologies Inc.:

We will hold an annual general and special meeting of the shareholders of Crailar Technologies Inc. (the "Company") at the offices of McMillan LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Wednesday, November 6, 2013 at 10:00 a.m. Pacific Time (the "Annual General and Special Meeting"). The purpose of the Annual General and Special Meeting will be:

1.     to receive the financial statements of the Company for the year ended December 31, 2012 together with the report of the auditors and related management discussion and analysis;

2.     to set the number of directors at seven;

3.     to elect Kenneth Barker, Jason Finnis, Robert Edmunds, Miljenko Horvat, Jeremy Jones, Peter Moore and Neil Johnson to our Board of Directors;

4.     to appoint Dale, Matheson, Carr-Hilton, LaBonte, LLP Chartered Accountants as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013;

5.     to amend the Company's 2011 Fixed Share Option Plan to increase the number of common shares reserved under such plan and to remove the vesting schedule;

6.     to approve an alteration of the Company's Articles to include "advance notice" provisions to establish certain requirements described in the accompanying Proxy Statement for the valid nomination for election as a director of the Company of any person who is proposed to be nominated other than by the Board of Directors of the Company;

7.     to hold a non-binding advisory vote on the compensation of our named executive officers;

8.     to hold a non-binding advisory vote on the frequency of executive compensation votes; and

9.     to transact any other business properly brought before the Annual General and Special Meeting or any adjournment thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record of the Company's common stock at the close of business on September 27, 2013, are entitled to notice of, and to vote at, the Annual General and Special Meeting or any adjournment thereof.

It is important that your shares be represented and voted at the Annual General and Special Meeting. If you are the registered holder of the Company's common stock, you can vote your shares by completing and returning the enclosed proxy card, even if you plan to attend the Annual General and Special Meeting. You may vote your shares of common stock in person even if you previously returned a proxy card. Please note, however, that if your shares of common stock are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual General and Special Meeting, you must obtain a proxy issued in your name from such broker, bank or other nominee. Please carefully review the instructions on the proxy card or the information forwarded by your broker, bank or other nominee regarding voting instructions.

If you are planning to attend the Annual General and Special Meeting in person, you will be asked to register before entering the Annual General and Special Meeting. All attendees will be required to present government-issued photo identification (e.g., driver's license or passport) to enter the Annual General and Special Meeting. If you are a shareholder of record, your ownership of the Company's common stock will be verified against the list of shareholders of record as of September 27, 2013, prior to being admitted to the Annual General and Special Meeting. If you are not a shareholder of record and hold your shares of common stock in "street name" (that is, your shares of common stock are held in a brokerage account or by a bank or other nominee), you must also provide proof of beneficial ownership as of September 27, 2013, such as your most recent account statement prior to September 27, 2013, and a copy of the voting instruction card provided by your broker, bank or nominee, or similar evidence of ownership.

By Order of the Board of Directors

CRAILAR TEHCNOLOGIES INC.

By:
          Kenneth Barker
          Chief Executive Officer
          October <>, 2013

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON NOVEMBER 6, 2013:

The Proxy Statement and form of Proxy, as well as the
Company's Annual Report on Form 10-K for the year ended December 31, 2012 are available on the Internet at:

http://crailar.com/pdf/proxy2013.pdf

CRAILAR TECHNOLOGIES INC.

Suite 305 - 4420 Chatterton Way, Victoria, British Columbia, Canada, V8X 5J2
Telephone: (250) 658-8582 and Facsimile: (250) 658-8586

PROXY STATEMENT FOR THE 2013 ANNUAL GENERAL AND SPECIAL MEETING OF THE SHAREHOLDERS TO BE HELD ON NOVEMBER 6, 2013

THE ANNUAL GENERAL AND SPECIAL MEETING

General

This proxy statement is furnished in connection with the solicitation of proxies by the board of directors (the "Board of Directors") of Crailar Technologies Inc. ("we", the "Company" or "Crailar") for use in connection with the Company's 2013 annual general and special meeting of shareholders (the "Annual Meeting") to be held on November 6, 2013 at 10:00 a.m. (Pacific Time) at the offices of McMillan LLP, Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, and at any adjournment or postponement thereof, for the purposes set forth in the accompanying notice of Annual Meeting.

This proxy statement, the notice of Annual Meeting and the enclosed form of proxy are expected to be mailed to our shareholders on or about October 8, 2013. Our annual report on Form 10-K for the fiscal year ended December 31, 2012, including financial statements for the fiscal year ended December 31, 2012, will also be mailed to our shareholders with this proxy statement, but such annual report does not constitute a part of this proxy statement.

Our principal executive office is located at Suite 305 - 4420 Chatterton Way, Victoria, British Columbia, Canada, V8X 5J2.

Manner of Solicitation and Expenses

This proxy solicitation is made on behalf of our Board of Directors. Solicitation of proxies may be made by our directors, officers and employees personally, by telephone, mail, facsimile, e-mail, internet or otherwise, but they will not be specifically compensated for these services. We will bear the expenses incurred in connection with the solicitation of proxies for the Annual Meeting. Upon request, we will also reimburse brokers, dealers, banks or similar entities acting as nominees for their reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares of our common stock as of September 27, 2013 (the "Record Date").

Record Date and Voting Shares

Our Board of Directors has fixed the close of business on September 27, 2013, as the Record Date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date there were approximately 44,472,698 shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting. Holders of common stock are entitled to one vote at the Annual Meeting for each share of common stock held of record as of the Record Date. There is no cumulative voting in the election of directors.

Quorum

A quorum is necessary to hold a valid meeting of our shareholders. The required quorum for the transaction of business at the Annual Meeting is at least one person who is, or who represents by proxy, one or more shareholders who, in the aggregate, hold at least thirty-three and one-third percent (33⅓%) of the issued shares as of the Record Date.

In order to be counted for purposes of determining whether a quorum exists at the Annual Meeting, shares must be present at the Annual Meeting either in person or represented by proxy. Shares that will be counted for purposes of determining whether a quorum exists will include:

  shares represented by properly executed proxies for which voting instructions have been given, including proxies which are marked "Abstain" or "Withhold" for any matter;

  shares represented by properly executed proxies for which no voting instruction has been given; and

  broker non-votes.

Broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because the broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote such shares.

Entitlement to Vote

If you are a registered holder of shares of our common stock on the Record Date, you may vote those shares of our common stock in person at the Annual Meeting or by proxy in the manner described below under "Voting of Proxies." If you hold shares of our common stock in "street name" through a broker or other financial institution, you must follow the instructions provided by your broker or other financial institution regarding how to instruct your broker or financial institution to vote your shares.

Voting of Proxies

Registered Shareholders

Registered Shareholders may wish to vote by proxy whether or not they are able to attend the Annual Meeting in person. Registered Shareholders electing to submit a proxy may do so by:

(a)     completing, dating and signing the enclosed form of proxy and returning it to the Company's transfer agent, Computershare Investor Services Inc., by fax within North America at 1-866-249-7775, outside North America at (416) 263-9524, or by mail to the 9th Floor, 100 University Avenue, Toronto, Ontario, M5J 2Y1, or by hand delivery at 2nd Floor, 510 Burrard Street, Vancouver, British Columbia, V6C 3B9;

(b)     using a touch-tone phone to transmit voting choices to a toll free number at 1-866-732-8683 and following the instructions of the voice response system by providing the Holder ID and Holder Code located beside your name on the proxy form on the lower left hand side. If the Holder ID and Holder Code are not on the proxy, it will be on the back of the flyer enclosed with this material. Instructions are then conveyed by use of the touchtone selections over the telephone; or

(c)     using the internet through the website of Computershare Investor Services Inc. at www.investorvote.com. Registered Shareholders must follow the instructions that appear on the screen and refer to the enclosed proxy form for the Holder ID and Holder Code and the proxy access number;

in all cases ensuring that the proxy is received at least 48 hours (excluding Saturdays, Sundays and holidays) before the Annual Meeting or the adjournment thereof at which the proxy is to be used.

Beneficial Shareholders

The following information is of significant importance to shareholders who do not hold shares of the Company's common stock ("Common Shares") in their own name (each a "Beneficial Shareholder"). Beneficial Shareholders should note that the only proxies that can be recognized and acted upon at the Annual Meeting are those deposited by registered shareholders (those whose names appear on the records of the Company as the registered holders of Common Shares) or as set out in the following disclosure.

If Common Shares are listed in an account statement provided to a shareholder by a broker, then in almost all cases those Common Shares will not be registered in the shareholder's name on the records of the Company. Such Common Shares will more likely be registered under the names of intermediaries. In the United States, the vast majority of such Common Shares are registered under the name of Cede & Co. as nominee for The Depository Trust Company (which acts as depositary for many U.S. brokerage firms and custodian banks), and in Canada, under the name of CDS & Co. (the registration name for The Canadian Depository for Securities Limited, which acts as nominee for many Canadian brokerage firms).

Intermediaries are required to seek voting instructions from Beneficial Shareholders in advance of meetings of shareholders. Every intermediary has its own mailing procedures and provides its own return instructions to clients.

There are two kinds of Beneficial Shareholders - those who object to their name being made known to the issuers of securities which they own (called "OBOs" for Objecting Beneficial Owners) and those who do not object to the issuers of the securities they own knowing who they are (called "NOBOs" for Non-Objecting Beneficial Owners).

The Company is taking advantage of the provisions of The Canadian Securities Administrators National Instrument 54-101 "Communication with Beneficial Owners of

Securities of a Reporting Issuer" that permit it to deliver proxy-related materials directly to its NOBOs. As a result NOBOs can expect to receive a scannable Voting Instruction Form ("VIF") from our transfer agent, Computershare Investor Services Inc. ("Computershare"). The VIF is to be completed and returned to Computershare as set out in the instructions provided on the VIF. Computershare will tabulate the results of the VIFs received from NOBOs and will provide appropriate instructions at the Annual Meeting with respect to the shares represented by the VIFs they receive.

These securityholder materials are being sent to both registered and non-registered owners of the securities of the Company. If you are a non-registered owner, and the Company or its agent has sent these materials directly to you, your name, address and information about your holdings of securities, were obtained in accordance with applicable securities regulatory requirements from the intermediary holding securities on your behalf.

By choosing to send these materials to you directly, the Company (and not the intermediary holding securities on your behalf) has assumed responsibility for (i) delivering these materials to you, and (ii) executing your proper voting instructions. Please return your VIF as specified in the request for voting instructions that was sent to you.

Beneficial Shareholders who are OBOs should follow the instructions of their intermediary carefully to ensure that their Common Shares are voted at the Annual Meeting.

The form of proxy supplied to you by your broker will be similar to the proxy provided to registered shareholders by the Company. However, its purpose is limited to instructing the intermediary on how to vote your Common Shares on your behalf. Most brokers delegate responsibility for obtaining instructions from clients to Broadridge Financial Solutions, Inc. ("Broadridge") in the United States and in Canada. Broadridge mails a VIF in lieu of a proxy provided by the Company. The VIF will name the same persons as the Company's Proxy to represent your Common Shares at the Annual Meeting. You have the right to appoint a person (who need not be a Beneficial Shareholder of the Company), other than any of the persons designated in the VIF, to represent your Common Shares at the Annual Meeting and that person may be you. To exercise this right, insert the name of the desired representative (which may be yourself) in the blank space provided in the VIF. The completed VIF must then be returned to Broadridge by mail or facsimile or given to Broadridge by phone or over the internet, in accordance with Broadridge's instructions. Broadridge then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of Common Shares to be represented at the Annual Meeting and the appointment of any shareholder's representative. If you receive a VIF from Broadridge, the VIF must be completed and returned to Broadridge, in accordance with its instructions, well in advance of the Annual Meeting in order to have your Common Shares voted or to have an alternate representative duly appointed to attend the Annual Meeting and vote your Common Shares at the Annual Meeting.

Revocation of Proxies

A shareholder who has given a proxy may revoke it at any time in so far as it has not been exercised. A proxy may be revoked, as to any matter on which a vote shall not already have been cast pursuant to the authority conferred by such proxy, by instrument in writing executed by the shareholder or by his attorney authorized in writing or, if the shareholder is a body corporate, by an officer or attorney thereof duly authorized, and deposited either with the Company or to Computershare Investor Services Inc., 510 Burrard Street, Vancouver, B.C. V6C 3B9 at any time up to and including 48 hours preceding the Meeting (excluding Saturdays, Sundays, and holidays), or any adjournment thereof, at which the proxy is to be used or with the Chairman of such Annual Meeting preceding the commencement of such Annual Meeting or any adjournment thereof, and upon either of such deposits the proxy is revoked. A proxy may also be revoked in any other manner permitted by law.

Exercise of Discretion by Proxies

The persons named in the enclosed form of proxy will vote the Common Shares in respect of which they are appointed in accordance with the direction of the shareholders appointing them on any ballot that may be called for. The enclosed form of proxy confers discretionary authority upon the persons named therein with respect to:

(a)     each matter or group of matters identified therein for which a choice is not specified, other than the appointment of an auditor and the election of directors,

(b)     any amendment to or variation of any matter identified therein, and

(c)     any other matter that properly comes before the Annual Meeting.

In respect of a matter for which a choice is not specified in the proxy, the management appointee acting as a proxyholder will vote in favour of each matter identified on the proxy and, if applicable, for the nominees of management for directors and auditors as identified in the proxy.

Votes Required

Proposal One - Number of Directors: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of the number of directors. Shareholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

Proposal Two - Election of Directors: The affirmative vote of the holders of a plurality of our shares of common stock represented at the Annual Meeting in person or by proxy is required for the election of our directors. This means that the nominees who receive the greatest number of votes for each open seat will be elected. Votes may be cast in favor of the election of directors or withheld. A vote is withheld when a properly executed proxy is marked WITHHOLD for the election of one or more directors. Votes that are withheld and broker non-votes will be counted for the purposes of determining the presence or absence of a quorum but will have no other effect on the election of directors. Further, brokers may not cast discretionary "uninstructed" votes in any election of directors.

Proposal Three - Appointment of Accountants: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the ratification of the appointment of our independent registered public accountants.

Shareholders may vote in favor or against this proposal, or they may abstain. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions are deemed to be "votes cast", and have the same effect as a vote against this proposal. Broker non-votes are not deemed to be votes cast and, therefore, have no effect on the vote with respect to this proposal.

Proposal Four - Approval to Amend the 2011 Fixed Share Option Plan: The affirmative vote of the holders of a majority of our common stock represented at the Annual Meeting in person or by proxy is required for the approval to amend the Company's 2011 Fixed Share Option Plan to increase the number of shares reserved for issuance under such plan and to remove the vesting schedule to such plan. Shareholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Five - Alteration to Articles to include Advance Notice Provisions: The affirmative vote of the holders of a majority of the shares of our common stock represented at the Annual Meeting in person or by proxy is required for the approval of the alteration of the Company's Articles to include "advance notice" provisions. Shareholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Six - Executive Compensation: The vote on the compensation of our named executive officers (commonly known as a "say-on-pay" vote) is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Stockholders may vote in favor or against this Proposal or they may abstain. Abstentions are deemed to be "votes cast" and will have the same effect as a vote against this Proposal. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal.

Proposal Seven - Frequency of Executive Compensation Votes: The vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual meetings of stockholders is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. Shareholders may vote to have the say-on-pay vote every year, every two years or every three years. Broker non-votes are not deemed to be votes cast and, therefore, will have no effect on the vote with respect to this Proposal. The option receiving the greatest number of votes (every one, two or three years) will be considered the frequency selected by stockholders.

Shareholder Proposals

No proposals have been received from any shareholder to be considered at the Annual Meeting.

Other Matters

It is not expected that any matters other than those referred to in this proxy statement will be brought before the Annual Meeting. If other matters are properly presented, however, the persons named as proxy appointees will vote in accordance with their best judgment on such matters. The grant of a proxy also will confer discretionary authority on the persons named as proxy appointees to vote in accordance with their best judgment on matters incident to the conduct of the Annual Meeting.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the following persons has any substantial or material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted on at the Annual Meeting, except in so far as they may be elected to office:

    each person who has been one of our directors or executive officers at any time since the beginning of our last fiscal year;

    each nominee for election as one of our directors; or

    any associate of any of the foregoing persons.

None of the above persons has received any extra or special benefit in their capacity as a security holder of the Company.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of September 27, 2013 regarding the beneficial ownership of our common stock by:

  each person who is known by us to beneficially own more than 5% of our shares of common stock; and

  each named executive officer, each director, and all of our directors and executive officers as a group.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 44,472,698 shares of common stock outstanding as of September 27, 2013.

For the purposes of the information provided below, shares that may be issued upon the exercise or conversion of options, warrants and other rights to acquire shares of our common stock that are exercisable or convertible within 60 days following September 27, 2013, are deemed to be outstanding and beneficially owned by the holder for the purpose of computing the number of shares and percentage ownership of that holder, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.

Title of class	Name and address of beneficial owner(1)	Amount and nature of beneficial owner(2)	Percentage of class(3)
Common Stock	Kenneth Barker	2,141,299 (4)	4.6%
Common Stock	Jason Finnis and Larisa Harrison (5)	3,053,670 (6)	6.6%
Common Stock	Theodore Sanders	195,128 (7)	(*)%
Common Stock	Guy Prevost	737,500 (8)	1.6%
Common Stock	Thomas C. Robinson	250,000 (9)	(*)%
Common Stock	Jay Nalbach	251,500 (10)	(*)%
Common Stock	Robert Edmunds	1,960,641 (11)	4.4%
Common Stock	Miljenko Horvat	336,000 (12)	(*)%
Common Stock	Jeremy Jones	80,000 (13)	(*)%
Common Stock	Peter Moore	150,000 (14)	(*)%
Common Stock	Neil Johnson	25,000 (15)	(*)%
Common Stock	All executive officers and directors as a group (eight persons) (16)	9,155,738 (17)	18.4%

Notes:

(*)     Less than 1%.

(1)     The address of our officers and directors is our Company's address, which is Suite 305, 4420 Chatterton Way, Victoria, British Columbia, Canada, V8X 5J2.

(2)     Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(3)     Based on 44,472,698 shares of our common stock issued and outstanding as of September 27, 2013.

(4)     This figure includes: (i) 16,299 share of common stock; (ii) 2,089,584 stock options which have vested and are exercisable into 2,089,584 shares of common stock; and (iii) 35,416 stock options which will vest within 60 days of September 27, 2013 and are exercisable into 35,416 shares of common stock.

(5)     Jason Finnis and Larisa Harrison are married.

(6)     This figure includes: (i) 1,578,793 shares of common stock; (ii) 1,446,961 stock options which have vested and are exercisable into 1,446,961 shares of common stock; and (iii) 27,916 stock options which will vest within 60 days of September 27, 2013and are exercisable into 27,916 shares of common stock.

(7)     This figure includes: (i) 61,800 shares of common stock; (ii) 99,996 stock options which have vested and are exercisable into 99,996 shares of common stock; and (iii) 33,332 stock options which will vest within 60 days of September 27, 2013 and are exercisable into 33,332 shares of common stock.

(8)     This figure includes: (i) 7,500 shares of common stock; (ii) 715,417 stock options which have vested and are exercisable into 715,417 shares of common stock; and (iii) 14,583 stock options which will vest within 60 days of September 27, 2013and are exercisable into 14,583 shares of common stock.

(9)     This figure includes: (i) 237,500 stock options which have vested and are exercisable into 237,500 shares of common stock; and (ii) 12,500 stock options which will vest within 60 days of September 27, 2013 and are exercisable into 12,500 shares of common stock.

(10)     This figure includes: (i) 1,500 shares of common stock; (ii) 237,500 stock options which have vested and are exercisable into 237,500 shares of common stock; and (iii) 12,500 stock options which will vest within 60 days of September 27, 2013and are exercisable into 12,500 shares of common stock.

(11)     This figure includes: (i) 1,815,641 shares of common stock held of record by Robert Edmunds; (ii) 10,000 shares of common stock held of record by Lesley Hayes, the wife of Robert Edmunds; (iii) 120,834 stock options held of record by Robert Edmunds which have vested and are exercisable into 120,834 shares of common stock; (iv) 4,166 stock options held of record by Robert Edmunds which will vest within 60 days of September 27, 2013 and are exercisable into 4,166 shares of common stock; and (v) 10,000 stock options held of record by Lesley Hayes which have vested and are exercisable into 10,000 shares of common stock.

(12)     This figure includes: (i) 275,585 shares of common stock; (ii) 58,332 stock options which have vested and are exercisable into 58,332 shares of common stock; and (iii) 2,083 stock options which will vest within 60 days of September 27, 2013 and are exercisable into 2,083 shares of common stock.

(13)     This figure includes: (i) 5,000 shares of common stock; (ii) 72,917 stock options which have vested and are exercisable into 72,917 shares of common stock; and (iii) 2,083 stock options which will vest within 60 days of September 27, 2013 and are exercisable into 2,083 shares of common stock.

(14)     This figure includes: (i) 75,000 shares of common stock; (ii) 72,917 stock options which have vested and are exercisable into 72,917 shares of common stock; and (iii) 2,083 stock options which will vest within 60 days of September 27, 2013 and are exercisable into 2,083 shares of common stock.

(15)     This figure includes 25,000 shares of common stock held of record by Mr. Johnson's family Ontario trust, which are deemed to be indirectly owned and controlled by Mr. Johnson.

(16)     All of the executive officers and directors as a group does not include Mr. Neil Johnson who is a director nominee that is not currently a director.

(17)     This figure includes: (i) 3,847,118 shares of common stock; (ii) 5,161,958 stock options which have vested and are exercisable into 5,161,958 shares of common stock; (iii) 146,662 stock options which will vest within 60 days of September 27, 2013 and are exercisable into 146,662 shares of common stock.

The following table sets forth, as of September 27, 2013, certain information regarding beneficial ownership of our common stock by each person known by us to be the beneficial owner of more than 5% of our outstanding common stock.

Title of class	Name and address of beneficial owner	Amount and nature of beneficial owner(1)	Percentage of class(2)
Common Stock	Dennis Howitt Trust 1221 Pinecrest SE, Grand Rapids, Michigan, U.S.A. 49506	3,487,275 (3)	7.8%

Notes

(1)      Under Rule 13d-3 of the Exchange Act a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares: (i) voting power, which includes the power to vote or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights.

(2)     Based on 44,472,698 shares of our common stock issued and outstanding as of September 27, 2013.

(3)     This figure consists of 3,487,275 shares of common stock.

We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

PROPOSAL NUMBER ONE:

NUMBER OF DIRECTORS

Number of Directors

The Board is presently comprised of eight members. Shareholders will be requested to approve an ordinary resolution that the number of directors elected be fixed at seven.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" FIXING THE NUMBER OF DIRECTORS AT SEVEN.

PROPOSAL NUMBER TWO:

ELECTION OF DIRECTORS TO OUR BOARD OF DIRECTORS

Election of Directors

We propose to elect seven directors, each to hold office until each director's successor is elected and qualified at our next Annual Meeting.

The persons named in the enclosed proxy will vote for the election of the nominees listed under "Nominees for Election of Directors" below unless you instruct them otherwise, or unless a nominee is unwilling to serve as a director of our Company. Our Board of Directors has no reason to believe that any nominee will be unwilling to serve, but if a nominee should determine not to serve, the persons named in the proxy may vote for another candidate nominated by our Board of Directors.

The affirmative vote of a plurality of the votes present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors is required for the election of each nominee as a director.

Advance Notice Policy

On September 6, 2013, the Board of Directors of the Company adopted an advance notice policy (the "Advance Notice Policy") with immediate effect. The Advance Notice Policy provides for advance notice to the Company in circumstances where nominations of persons for election to the Board of Directors are made by shareholders of the Company other than pursuant to (i) a requisition of a meeting made pursuant to the provisions of the Business Corporations Act (British Columbia) (the "BCBCA") or (ii) a shareholder proposal made pursuant to the provisions of the BCBCA.

The purpose of the Advance Notice Policy is to foster a variety of interests of the shareholders and the Company by ensuring that all shareholders - including those participating in a meeting by proxy rather than in person - receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. Among other things, the Advance Notice Policy fixes a deadline by which holders of Common Shares must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the minimum information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

The Advance Notice Policy directs that timely notice of director nominations must be given in proper written form to the Corporate Secretary of the Company at the principal executive offices of the Company (Suite 305, 4420 Chatterton Way, Victoria, British Columbia, Canada V8X 5J2), subject to the discretion of the Board of Directors to waive such requirements. In the case of an annual meeting of shareholders (including an annual meeting that is also a special meeting), such notice will be considered to have been timely if it is given not less than 30 nor more than 65 days prior to the date of the meeting; provided, however, that if the annual meeting is called for a date that is less than 40 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by a nominating shareholder may be made not later than the 10th day following the Notice Date. The Notice Date for the Company's Annual Meeting was August 30, 2013, which was more than 40 days in advance of the meeting date (November 6, 2013). Therefore, any holder of Common Shares wishing to nominate a person for election at the forthcoming Annual Meeting must deliver notice of the nomination to the Company no later than Monday, October 7, 2013.

The Advance Notice Policy also requires all proposed director nominees to deliver a written representation and agreement that such candidate for nomination, if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Company applicable to directors and in effect during such person's term in office as a director. Such written representation and agreement of each proposed director nominee must be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company (Suite 305, 4420 Chatterton Way, Victoria, British Columbia, Canada V8X 5J2) not less than 5 days prior to the date of the meeting of shareholders at which he or she will be considered for election as a director.

The foregoing is merely a summary of the Advance Notice Policy, is not comprehensive and is qualified by the full text of such policy which is available under the Company's profile on SEDAR at www.sedar.com.

For purposes of the Annual Meeting, if the Company's shareholders approve the proposed alteration to the Company's Articles (the "Alteration") contemplated below in the section entitled "Proposal Five - Approval to Alteration to Articles to include Advance Notice Provisions", then the Advance Notice Policy will terminate following the termination of the Annual Meeting and will be concurrently superseded by the Alteration. If the shareholders of the Company do not approve the Alteration then the Advance Notice Policy will terminate and be of no further force and effect following the termination of the Annual Meeting.

The Company has not received notice of a nomination in compliance with the Advance Notice Policy and, as such, any nominations other than nominations by or at the direction of the Board of Directors or an authorized officer of the Company will be disregarded at the Annual Meeting.

Nominees for Election as Directors

Kenneth Barker, Jason Finnis, Robert Edmunds, Miljenko Horvat, Jeremy Jones, Peter Moore and Neil Johnson, each of whom, except for Neil Johnson, is a current director, have been nominated by our Board of Directors for election. It is the intention of the persons named in the accompanying form of proxy to vote proxies for the election of these individuals and each of the nominees has consented to being named in this proxy statement and to serve, if elected. In the event that any or all of these individuals should for some reason, presently unknown, become unavailable for election, the persons named in the form of proxy intend to vote for substitute nominees.

Directors and Executive Officers

The following table provides information regarding our directors (six of whom are nominees for re-election to our Board of Directors), one director nominee, who is not currently a director, and executive officers:

Name and Province or State and Country of Residence	Age	Current Office with Crailar Technologies Inc.	Director Since
Kenneth Barker Oregon, USA	56	Chief Executive Officer and Director	January 11, 2006
Jason Finnis British Columbia, Canada	41	President, Chief Innovation Officer and Director	December 15, 2000
Larisa Harrison British Columbia, Canada	40	Chief Administration Officer, Secretary, Treasurer and Director	December 15, 2000
Guy Prevost British Columbia, Canada	54	Corporate Controller and Compliance Officer and Director	November 14, 2005
Robert Edmunds Alberta, Canada	54	Director	December 15, 2000
Miljenko Horvat British Columbia, Canada	52	Director	July 11, 2006
Jeremy Jones Kansas, USA	58	Director	August 5, 2009
Peter Moore Oregon, USA	69	Director	July 11, 2006
Neil Johnson Ontario, Canada	43	Director Nominee	N/A
Thomas C. Robinson North Carolina, USA	51	Chief Operations Officer	N/A
Jay Nalbach Oregon, USA	41	Chief Marketing Officer	N/A
Theodore Sanders California, USA	58	Chief Financial Officer	N/A

The following is a description of the business background of our current directors who are director nominees of our Company:

Kenneth C. Barker. Mr. Barker has been our Chief Executive Officer since August 24, 2006, and a member of our Board of Directors since January 11, 2006. Mr. Barker has over twenty years of apparel experience, including merchandising, sourcing and full profit and loss responsibility, public market experience and corporate governance. Mr. Barker was the co-president of The Meriwether Group, Inc. of Portland, Oregon from April 2005 until June 2010, which is a corporate investment and business acceleration consulting firm. From approximately October 2003 through March 2005, Mr. Barker was the head of apparel for the North American region for adidas International, where he was responsible for all strategic product and marketing functions within the region. His duties also included providing overall apparel direction and strategy for the adidas North American apparel business, creation of the global brand vision of apparel, and being responsible for sales delivery and brand strategy in the North American marketplace. From approximately January 2001 to October 2003, Mr. Barker was the director of apparel for adidas America, where he was responsible for overall profit and loss for the entire apparel business in the United States. Mr. Barker also previously worked for adidas Canada Limited in Toronto, Canada and Levi Strauss & Co.

The Board of Directors has concluded that Mr. Barker should serve as a director due to (i) his significant experience in the apparel business over the past twenty years, (ii) his involvement with our Company since 2006, and (iii) his public market and corporate governance experience.

Jason Finnis. Mr. Finnis has been a member of the Board of Directors and our President since December 15, 2000 and our Chief Innovation Officer since September 7, 2011. He previously served as our Chief Operating Officer from December 7, 2005 until September 7, 2011. Mr. Finnis has been working as an entrepreneur in the natural fiber industry since 1994. In 1998, he co-founded Hemptown Clothing which, after several name changes reflecting changing business focus, became Crailar Technologies Inc. in 2012. Mr. Finnis now guides the company's development of innovative applications for sustainable bast fiber, cellulose pulp, and their resulting byproducts. In this capacity, he works closely with CRAiLAR's research partners, including the NRC, the U.S. Department of Agriculture's Agricultural Research Service, and brand partners to identify unique applications for CRAiLAR Flax among a range of apparel and industrial global brands. Mr. Finnis attended the University of Victoria in the faculty of Fine Arts and possesses broad experience in textile fiber production, processing, apparel manufacturing, marketing and sales.

The Board of Directors has concluded that Mr. Finnis should serve as a director due to (i) his involvement with our Company since 2000, and (ii) his experience as an entrepreneur in the natural fiber industry since 1994.

Robert Edmunds. Mr. Edmunds has been a member of the Board of Directors since December 15, 2000 and previously our Chief Financial Officer until his resignation effective April 27, 2005. Mr. Edmunds received a Chartered Accountant designation in 1992. He has worked as the proprietor of a public practice from 1992 through 1998. Since 1998, Mr. Edmunds has been an independent consultant with No Drama Media Corporation, providing Chief Financial Officer services, as well as business strategy, financial planning and accounting services for various clients in the entertainment and E-commerce industries.

The Board of Directors has concluded that Mr. Edmunds should serve as a director due to (i) his involvement with our Company since 2000, and (ii) his extensive experience in accounting.

Miljenko Horvat. Mr. Horvat has been one of our directors since July 11, 2006. Mr. Horvat has over twenty years of experience in the investment banking and private investing industry. Currently, Mr. Horvat is a senior advisor and investment committee member at The Riverside Company, a private equity firm that has over $3.5 Billion under management involving investments in industry segment-leading companies with enterprise values generally between $15,000,000 and $150,000,000. Mr. Horvat's duties include sourcing and managing leverage buyout transactions throughout Canada and he has been personally involved in over fifty acquisitions. He has held this position since 2005. Mr. Horvat is also the President of Horvat Capital Corp., a Vancouver-based investment firm.. Previously, Mr. Horvat was the President and Chief Executive Officer of NewspaperDirect, Inc., a corporation based in New York and Vancouver, Canada, which is an Internet based, print on demand distributor of daily newspapers. While at NewspaperDirect, Inc., Mr. Horvat was responsible for raising a total of $12,500,000 in funding, establishing relationships with 185 publishers of daily newspapers around the world, expanding market presence to 65 countries, implementing a radical restructuring in response to market conditions during 2001, and growing revenues of 450% in twelve months resulting in sales for fiscal year 2003 of $1,500,000. Mr. Horvat's prior experience also includes employment at Citicorp as managing director, Russia Direct Equity, and at Citibank, Russia, where he led the creation of Citibank's full service commercial banking operations in Russia. Mr. Horvat is also a member of the Advisory Board of the Maurice Young Center for Entrepreneurship. He earned an M.A. degree in International Relations at Yale University and a B.A. degree in Political Science from Zagreb University. The Board of Directors has concluded that Mr. Horvat should serve as a director given his involvement with our Company since 2006 as well as his business experience and financial expertise.

The Board of Directors has concluded that Mr. Horvat should serve as a director due to (i) his involvement with our Company since 2006, (ii) his business experience, (iii) financial expertise, and (iv) proven ability to raise funding.

Jeremy Jones. Mr. Jones has been one of our directors since August 5, 2009 and was on our Advisory Board from March 2009 to August 2009. Since August 2009, Mr. Jones has been Chairman and Chief Executive Officer of Nitride Solutions Inc., a company he founded that is commercializing a low-cost, high volume manufacturing process for Aluminum Nitride, an enabling material for next generation LEDs, communication and power electronic. Prior to Nitride Solutions Inc., Mr. Jones was Vice President of Koch Genesis, the venture arm of Koch Industries, Inc. ("Koch"), from 2007 through 2009. At Koch, he was responsible for deal sourcing, diligence and structuring in areas such as renewable fuels, biopolymers, medical textiles and advanced fibers for Koch's operating businesses INVESTA, Georgia-Pacific and Flint Hills Resources. Prior to Koch, Mr. Jones was in leadership and corporate officer roles in Fortune 500 companies such as Polaroid, Motorola and Cabot Microelectronics, where he built several businesses in optical and electronic materials, as well as in start-ups such as Crosslink, a St. Louis company commercializing conductive polymer materials. Mr. Jones holds a Bachelors Degree in Mechanical Engineering and a Masters Degree in Materials Engineering from Worcester Polytechnic Institute and an MBA from Babson College's F.W. Olin Graduate School of Business.

The Board of Directors has concluded that Mr. Jones should serve as a director due to (i) his experience in building small companies, and (ii) his specific experience with companies involved in renewable fuels, biopolymers, textiles and fibers.

Peter C. Moore. Mr. Moore has been one of our directors since July 11, 2006, and was on our Advisory Board from October 2004 to July 2006. Mr. Moore has been the President of What'a Ya Think Inc? ("WYTI") since 2008. WYTI is a design firm specializing in brand image work including symbols. They have been retained by adidas A.G. and have done work for several brands within the adidas Group, including the Taylor Made brand and the Reebok brand as well as working on image and direction for brands including Rogue Ales, and Specialized bicycles. We believe Mr. Moore is generally considered one of the top branding and design experts in the industry. He has over twenty years of footwear and apparel experience, including design and development, involving Nike, adidas and several other prominent brands and concepts in sportswear history. His roles have included creative director at Nike (Air Jordan, Nike Air). Mr. Moore was one of two individuals responsible for creation of the Air Jordan concept during the mid-1980s after which he subsequently left with a colleague to form Sports Inc., a sports marketing company in Portland, Oregon. Mr. Moore was also previously the Chief Executive Officer of adidas North America and Worldwide Creative Director of adidas AG.

The Board of Directors has concluded that Mr. Moore should serve as a director due to (i) his involvement with our Company since 2004, and (ii) his branding and design expertise.

The following describes the business experience of our director nominee who is not currently a director:

Neil Johnson. Mr. Johnson has twenty years of experience in both Canadian and UK capital markets with Canaccord Genuity. During Mr. Johnson's decade long tenure in the UK where he headed the Investment Banking group, Canaccord became one of the largest international banks in London, raising in excess of $6 billion for North American companies interlisted on the LSE and AIM in over 100 transactions. Mr. Johnson was regularly named to the Top 50 Most Important People in the growth company sector in the UK by Growth Company Investor. Formerly a Technology analyst, Mr. Johnson was Global Head of Technology at Canaccord from 2005 to 2010, and during his tenure, Canaccord lead the greatest number of technology IPO's in Canada. Mr. Johnson has been the Chief Executive Officer of Difference Capital Financial Inc. since October 2012. Mr. Johnson received his Chartered Financial Analyst designation in August 1997. Mr. Johnson received his Bachelor of Arts in April 1990 and his Business Administration degree in April 1992 both from the University of Western Ontario.

The Board of Directors has concluded that Mr. Johnson should serve as a director due to his (i) capital markets expertise, and (ii) proven ability to raise funding.

The following describes the business experience of our current directors who are not standing for re-election as directors:

Larisa Harrison. Ms. Harrison has been a member of the Board of Directors and our Chief Administration Officer and Secretary/Treasurer since December 15, 2000. She is a co-founder of CRAiLAR Technologies Inc. and has been working in the natural fiber industry since 1995. As Chief Administration Officer, Ms. Harrison oversees the administrative functions of the Company including Human Resources and Information Technology. In her role as Secretary, she works with management and the board on corporate governance and compliance matters. As Treasurer, she is responsible for the preparation of public disclosure documents and acts as liaison with the company's transfer agent on share issuances. Ms. Harrison previously oversaw all of the Company's retail activities with respect to supply chain management, planning and logistics, and human resources while it was engaged in apparel manufacturing. From 1998 to 2005, Ms. Harrison worked as an administrative consultant providing human resource management, developing customizing computer databases, and providing bookkeeping services for the Vancouver Laser and Skin Care Centre. In 1998 and 1999, Ms. Harrison was employed by Jana International Fashions, one of Canada's largest providers of private label fashion to North American department and chain stores. In this role, Ms. Harrison provided production management, product development and sales support and for a number of clients including many well known international brands. Ms. Harrison is a graduate of the University of Victoria with a degree in Fine Arts.

Guy Prevost. Mr. Prevost is a member of our Board of Directors since November 2005 and, since March 1, 2013, has been our Corporate Controller and Compliance Officer. Previously, from May 2, 2005 to March 1, 2013, he served as our Chief Financial Officer. Mr. Prevost has over twenty-five years of public market experience in accounting, finance and corporate governance. Mr. Prevost's duties and responsibilities on our behalf will generally entail financial reporting and establishing internal procedures and controls. Mr. Prevost is a member of the Certified General Accountants Association of British Columbia and Canada.

The following describes the business experience of the non-director executive officers of the Company:

Thomas C. Robinson. Mr. Robinson has been our Chief Operating Officer since September 7, 2011. Mr. Robinson is a 27 year veteran of the textiles industry where he was most recently Vice President of Cotton Operations Planning and Technical Support in International Textile Group's ("ITG") apparel division. Mr. Robinson began his textiles career in 1984 with Burlington Industries, a full service apparel solutions organization for apparel manufacturers and retailers. From 1984 to 2004 he held a number of leadership roles for Burlington Industries, culminating in Executive Vice President of Manufacturing and Operations Planning. His experience included greenfieldstartup manufacturing facilities as well as oversight of multiplant operations throughout the U.S., China, Mexico, India, Vietnam and Nicaragua. ITG later purchased Burlington Industries to become one of its six current companies, and positioned it alongside Cone Mills, a denim manufacturer and wholesaler. In 2004, Mr. Robinson became Vice President of Operations Planning and Customer Support at Cone Mills, where he was responsible for global denim operations planning, customer service, technical product development and quality control. He played a key operations role in the integration of Burlington Industries and Cone Mills as they each became part of ITG. Mr. Robinson has a BA in economics and business from North Carolina State University and an Executive Program Certificate from the University of North Carolina.

Jay Nalbach. Mr. Nalbach has been our Chief Marketing Officer since August 31, 2011. Mr. Nalbach has more than 16 years in the sports and fashion industries, mostly recently serving as Brand Director at adidas Group Japan KK, leading the execution of subsidiary brand Reebok's first ever 360-degree product and marketing campaigns in Japan. Before this he was Global Head of Men's Lifestyle Footwear for Reebok International. This came at the critical post-acquisition period of Reebok by adidas. Mr. Nalbach has also held senior roles with adidas AG, including key work with Reebok, adidas Originals, Foot Locker Europe in footwear, apparel, supply chain and account management. Mr. Nalbach's time with adidas, where he began in 1995, paused briefly for a nearly three-year senior role with Fila International.

Theodore Sanders. Mr. Sanders was appointed Chief Financial Officer of our Company on March 1, 2013. Mr. Sanders brings 20 years of financial management experience in publicly traded and private businesses from startups to multi-billion dollar global companies. Mr. Sanders brings to our executive management team a proven track record of success, most recently as Chief Financial Officer of U.S. Auto Parts (NASDAQ: PRTS), where revenues doubled during his three-year tenure to more than $325 million through organic growth and acquisition, and at PCM Inc. (NASDAQ: PCMI), where he oversaw revenues of $1.2 billion, acquisitions and subsidiary IPOs with a team of 60 during his 10-year tenure.

Significant Employees

Mr. Steve Sandroni. Mr. Sandroni has been Vice President of Agriculture for the Company since March 2012. Mr. Sandroni brings more than 34 years of experience working in various aspects of agribusiness to the Company. Most recently, Mr. Sandroni served as Director of Production and Logistics at Sustainable Oils, where he oversaw the production of Camelina sativa, a member of the mustard family that is closely related to canola, for innovative bio-fuel applications such as jet fuel for the U.S. Navy and Air Force. In that position, he led campaigns to strengthen Sustainable Oils' relationships with researchers and contract growers, while building a foundational commercial production program for camelina throughout the United States and Canada. Mr. Sandroni's professional experience also includes time spent at Monsanto Company, Emergent Genetics Stoneville, and the Delta and Pine Land Company. His roots in the industry, though, began as a farmer, growing cotton, rice, and soybeans in the fertile Mississippi Delta from 1978 to 1990.

Family Relationships

Ms. Harrison and Mr. Finnis are married. Otherwise, there are no family relationships among our directors and officers.

Director Independence

The Company's Board of Directors has determined that Messrs. Edmunds, Horvat, Jones and Moore are independent directors under the listing standards of the NYSE MKT Equities Exchange.

Involvement in Certain Legal Proceedings

Except as disclosed in this proxy statement, during the past ten years none of the following events have occurred with respect to any of our proposed nominees for election as a director or was a director or executive officer of any company (including our Company):

1.     A petition under any legislation relating to bankruptcy laws or insolvency laws was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing; become bankrupt, or subject to or instituted any proceedings, arrangements or compromise with creditors;

2.     Such person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.     Such person was the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

i.     Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

ii.     Engaging in any type of business practice; or

iii.     Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of applicable securities legislation, whether federal, state or provincial or any applicable commodities legislation;

4.     Such person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any Federal or State authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (3)(i) above, or to be associated with persons engaged in any such activity;

5.     Such person was subject to a cease trade or similar order or an order denying the relevant company access to any exemptions under securities legislation, for more than 30 consecutive days;

6.     Such person was subject to an event that resulted, after the director or executive officer ceased to be a director or executive officer, in the company being the subject of a cease trade or similar order or an order that denied the relevant company access to any exemption under the securities legislation, for a period of more than 30 consecutive days;

7.     Such person was found by a court of competent jurisdiction in a civil action or by the Commission to have violated any Federal or State securities law, and the judgment in such civil action or finding by the Commission has not been subsequently reversed, suspended, or vacated;

8.     Such person was subject to any penalties or sanctions imposed by a court of competent jurisdiction relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority;

9.     Such person was found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any Federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

10.     Such person was the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:

i.     Any Federal or State securities or commodities law or regulation; or

ii.     Any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or

iii.     Any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

11.     Such person was the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the U.S. Securities Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are currently no legal proceedings to which any of our directors or officers is a party adverse to us or in which any of our directors or officers has a material interest adverse to us.

Meetings of Directors During the Last Fiscal Year

The Company's Board of Directors held five meetings during the fiscal year ended December 31, 2012. Each director attended at least 75% of the aggregate of: (i) the total number of board meetings held while he or she was a director; and (ii) the total number of meetings held by committees on which he or she served during the periods that he or she served. The balance of formal director actions were taken by way of consent resolutions adopted by our Board of

Directors in accordance with Business Corporations Act (British Columbia), supplemented by informal conference calls and electronic communications among our Board of Directors.

The Company does not have a formal policy with respect to director attendance at annual shareholders meetings, however, all directors are encouraged to attend. A total of seven directors from the Board of Directors as it was comprised at the time attended the annual shareholders meeting last year.

Board Independence

The Board of Directors has determined that Robert Edmunds, Miljenko Horvat, Jeremy Jones and Peter Moore each qualify as independent directors under the listing standards of the NYSE MKT Equities Exchange.

Committees of the Board of Directors

Our Board of Directors currently has an audit committee, a nominating committee and a compensation committee.

Audit Committee

National Instrument 52-110 of the Canadian Securities Administrators ("NI 52-110") requires the Company, as a venture issuer, to disclose annually in its information circular (proxy statement) certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following.

The Company's audit committee is governed by an audit committee charter adopted by the Board of Directors on February 28, 2008, the text of which is attached as Schedule A to this Proxy Statement. The audit committee's primary function is to provide advice with respect to our financial matters and to assist the Board of Directors in fulfilling its oversight responsibilities regarding finance, accounting and legal compliance. The audit committee's primary duties and responsibilities are to:

    serve as an independent and objective party to monitor our financial reporting process and internal control system;

    review and appraise the audit efforts of our independent accountants;

    evaluate our quarterly financial performance as well as our compliance with laws and regulations;

    oversee management's establishment and enforcement of financial policies and business practices; and

    provide an open avenue of communication among the independent accountants, management and the Board of Directors.

The Company's audit committee is currently comprised of three directors, Messrs. Robert Edmunds, Miljenko Horvat and Jeremy Jones. All of the audit committee members are "financially literate". The Board of Directors has determined that one of the audit committee members, Mr. Horvat, qualifies as an independent director under the listing standards of the

NYSE MKT. In addition, the Board of Directions has determined that Mr. Robert Edmunds, C.A., chairman of the audit committee, qualifies as a financial expert. Mr. Edmunds is not considered independent as an audit committee member under the listing standards of the NYSE MKT. The Company is relying upon the exemption in section 6.1 of NI 52-110 in respect of the composition of its audit committee and in respect of its reporting obligations under NI 52-110 for the year ended December 31, 2012. This exemption exempts a "venture issuer" from the requirement to have 100% of the members of its audit committee independent, as would otherwise be required by NI 52-110.

See heading "Election of Directors" for disclosure on relevant experience for each member of the audit committee. Each member of the audit committee has an understanding of the accounting principles used by the issuer to prepare its financial statements, and the ability to assess the general application of those principles in connection with estimates, accruals and reserves;

    experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the issuer's financial statements, or experience actively supervising individuals engaged in such activities; and

    an understanding of internal controls and procedures for financial reporting.

Since the commencement of the Company's most recently completed financial year, the Company's Board has not failed to adopt a recommendation of the audit committee to nominate or compensate an external auditor.

The Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 which provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

The audit committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the audit committee, on a case-by-case basis.

The audit committee discharged its mandate in respect of the financial year ended December 31, 2012, including the review and recommendation to the Board of Directors in respect of all financial disclosure contained in our Company's public documents.

The audit committee held four meetings during the year ended December 31, 2012, and also acted through the adoption of written consent resolutions.

Report of the Audit Committee

The audit committee has reviewed and discussed the audited consolidated financial statements for the year ended December 31, 2012 with the Company's management. In addition,

the audit committee has discussed with the Company's independent registered public accounting firm, Dale Matheson Carr-Hilton Labonte, LLP, the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees. The audit committee has received the written disclosures and the letter from Dale Matheson Carr-Hilton Labonte, LLP required by Public Accounting Oversight Board Rule No. 3526, Communications with Audit Committees Concerning Independence, and has discussed, with Dale Matheson Carr-Hilton Labonte, LLP, their independence. The audit committee considered the compatibility of non-audit services with the auditors' independence. Based on the discussions and reviews referenced above, the audit committee recommended to the Company's Board of Directors that the audited consolidated financial statements for the year ended December 31, 2012 be included in the Company's Annual Report on Form 10-K. The audit committee has selected Dale Matheson Carr-Hilton Labonte, LLP to serve as the Company's Independent Registered Public Accounting Firm for the year 2013.

The audit committee of the Board of Directors of Crailar Technologies Inc.:

Robert Edmunds
Miljenko Horvat
Jeremy Jones

Nomination of Directors

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board's duties effectively and to maintain a diversity of views and experience.

The Company has a "Nominating Committee" comprised of Messrs. Miljenko Horvat, Robert Edmunds and Jeremy Jones. The Nominating Committee is responsible for identifying and nominating qualified individuals to the Company's Board. The Nominating Committee is governed by a Corporate Governance Committee Charter adopted by the Board of Directors on February 28, 2008, which can be found on the Company's website at www.crailar.com/company/investors.

Compensation

The Company has a "Compensation Committee" comprised of Messrs. Miljenko Horvat, Robert Edmunds and Jeremy Jones. The Compensation Committee is responsible for the development and supervision of the Company's approach to compensation for directors, officers and senior management as well as bonuses and any increases in compensation to employees or staff that would have a material impact on the Company's expenses.

The Company's Compensation Committee is governed by a Compensation Committee Charter adopted by the Board of Directors on February 28, 2008, which can be found on the Company's website at www.crailar.com/company/investors.

Shareholder Communications

Shareholders may contact the Board of Directors of the Company either by: (a) writing to Crailar Technologies Inc., Suite 305, 4420 Chatterton Way, Victoria, British Columbia, Canada V8X 5J2, Attn: Ms. Larisa Harrison; or (b) sending an e-mail message to info@crailar.com.

Our Secretary will conduct an initial review of all such shareholder communications and will forward the communications to the appropriate person, to the appropriate committee of the Board of Directors, or the entire Board of Directors depending on the nature of the communication. Such communications will be assessed by the recipients as soon as reasonably practical taking into consideration the nature of the communication and whether expedited review is appropriate.

Certain Relationships and Related Transactions

Except for the transactions described below, none of the following parties (each a "Related Party") has, in our fiscal years ended December 31, 2012 and December 31, 2011, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction that has or will materially affect us:

    any of our directors or officers;

    any person proposed as a nominee for election as a director;

    any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock; or

    any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the above persons.

During the year ended December 31, 2012, $1,410,203 (2011 - $1,274,505 and 2010 - $624,310) was incurred as remuneration to officers and directors of the Company.

During the year ended December 31, 2012, $1,681,761 (2011 - $2,243,274 and 2010 - $788,534) was recorded as stock-based compensation to officers and directors of the Company.

During the year ended December 31, 2012, three directors of the Company advanced a total of $300,000 in loans to the Company. The loans were repaid within the year and the Company paid $5,780 in interest.

Our Board of Directors reviews any proposed transactions involving Related Parties and considerers whether such transactions are fair and reasonable and in our best interests.

Compensatory Arrangements

Other than compensatory arrangements described above under "Certain Relationships and Related Transactions" and below under "Executive Compensation," the Company has no other transactions, directly or indirectly, with its promoters, directors, senior officers or principal shareholders, which have materially affected or will materially affect the Company.

Conflicts of Interest

To our knowledge, and other than as disclosed in this proxy statement, there are no known existing or potential conflicts of interest among the Company, its promoters, directors and officers, or other members of management, or any proposed director, officer or other member of management as a result of their outside business interests except that certain of the directors and officers serve as directors and officers of other companies, and therefore it is possible that a conflict may arise between their duties to the Company and their duties as a director or officer of such other companies.

Compliance with Section 16(a) of the Securities Exchange Act

Section 16(a) of the Exchange Act requires directors and officers, and the persons who beneficially own more than 10% of common stock, of certain companies to file reports of ownership and changes in ownership with the SEC. During our fiscal year ended December 31, 2012, we were considered a "foreign private issuer," such that our officers, directors and holders of more than 10% of our common stock were not required to file reports under Section 16 of the Exchange Act. As of January 1, 2013, we are no longer considered a "foreign private issuer", such that our officers, directors and holders of more than 10% of our common stock have been required to file reports under Section 16 of the Exchange Act as of January 1, 2013.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The Compensation Committee of the Board of Directors of the Company is responsible for the development and supervision of the Company's approach to compensation for directors, officers and senior management as well as bonuses and any increases in compensation to employees or staff that would have a material impact on the Company's expenses. The Compensation Committee shall review and make recommendations regarding compensation issues, in particular:

    compensation philosophy and policies;

    competitive positioning;

    annually review the performance of the CEO, the COO and the CFO on behalf of the Board;

    make recommendations to the Board for payment and awards to Senior Officers under the Company's salary and incentive plans;

    make recommendations to the Board for annual aggregate incentive compensation payouts to management, including security based compensation arrangements, and profit sharing to employees; and

    make recommendations to the Board regarding Director compensation.

The Board assumes responsibility for reviewing and monitoring the long-range compensation strategy for the senior management of the Company although the Compensation Committee guides it in this role. The Company's Compensation Committee receives independent competitive market information on compensation levels for executives. It uses salary data of comparable private and public companies as a benchmark for setting executive compensation. This data is obtained from various sources including online research and market surveys.

Philosophy and Objectives

The compensation program for the senior management of the Company is designed to ensure that the level and form of compensation achieves certain objectives, including:

    attracting and retaining talented, qualified and effective executives;

    motivating the short and long-term performance of these executives; and

    better aligning their interests with those of the Company's shareholders.

In compensating its senior management, the Company has employed a combination of base salary, bonus compensation and equity participation through its stock option plan.

Base Salary

In the Board's view, paying base salaries which are competitive in the markets in which the Company operates is a first step to attracting and retaining talented, qualified and effective executives. Competitive salary information on comparable companies within the industry is compiled from a variety of sources, including surveys conducted by independent consultants and national and international publications.

Bonus Incentive Compensation

The Company's objective is to achieve certain strategic objectives and milestones. The Board will consider executive bonus compensation dependent upon the Company meeting those strategic objectives and milestones and sufficient cash resources being available for the granting of bonuses. The Board approves executive bonus compensation dependent upon compensation levels based on recommendations of the Compensation Committee, and such recommendations are generally based on survey data provided by independent consultants. Each Named Executive Officer (as defined below) receives a base salary and is also eligible for an annual bonus. Annual bonuses are calculated and approved by the Company's compensation committee on a discretionary basis and can range from 25% to 125% of a Named Executive Officer's base salary.

Equity Participation

The Company believes that encouraging its executives and employees to become shareholders is the best way of aligning their interests with those of its shareholders. Equity participation is accomplished through the Company's 2011 fixed share option plan. Stock options are granted to executives and employees taking into account a number of factors, including the amount and term of options previously granted, base salary and bonuses and competitive factors. The amounts and terms of options granted are determined by the Compensation Committee. Given the evolving nature of the Company's business, the Board continues to review and redesign the overall compensation plan for senior management so as to continue to address the objectives identified above.

Compensation Committee Interlocks and Insider Participation

Our Compensation Committee is comprised of Miljenko Horvat (the committee chair), Robert Edmunds and Jeremy Jones. No person who served as a member of our Compensation Committee during our fiscal year ended December 31, 2012 was a current or former officer or employee of our Company (except that Mr. Edmunds served as our Chief Financial Officer until his resignation from such position on April 27, 2005). Similarly, no person who served as a member of our Compensation Committee during our fiscal year ended December 31, 2012 had any relationship requiring disclosure by us under Regulation S-K Item 404 (Transactions with Related Persons, Promoters and Certain Control Persons) in our Annual Report on Form 10-K. Additionally, during our fiscal year ended December 31, 2012, there were no Compensation Committee "interlocks," which generally means that no executive officer of our Company served: (a) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a member of our Company's Compensation Committee; (b) as a director of another entity which had an executive officer serving as a member of our Company's Compensation Committee; or (c) as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity which had an executive officer serving as a director of our Company.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the foregoing compensation discussion and analysis with Company management. Based on that review and those discussions, the Compensation Committee recommended to the Board of Directors that the compensation discussion and analysis be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012. This report was provided by the following independent directors, who comprise the Compensation Committee:

By: Miljenko Horvat (the committee chair), Robert Edmunds and Jeremy Jones.

Approach to Risk

The Company is aware that compensation practices can have unintended risk consequences. At the present time, the Board is satisfied that the current executive compensation program does not encourage the executives to expose the business to inappropriate risk.

Hedging Policy

Although the Company has not adopted a policy disallowing insiders from purchasing financial instruments designed to hedge or offset any decrease in market value of Common Shares or any other securities of the Company, the Company is not aware of any insiders having adopted such practice.

Actions, Decisions or Policies Made After December 31, 2012

Given the evolving nature of the Company's business, the Board continues to review and redesign the overall compensation plan for senior management so as to continue to address the objectives identified above.

Theodore Sanders was appointed as the Chief Financial Officer of the Company effective March 1, 2013, and Guy Prevost was appointed as the Corporate Controller and Compliance Officer of the Company effective the same day. In addition, on the same day, the Board of Directors granted 200,000 stock options to Theodore Sanders at an exercise price of US$2.24 per Common Share, and vesting as to one-twelfth (1/12th) of such Common Shares (that being 16,666 Common Shares during the first 11 months and 16,674 Common Shares in month 12) on the first day of the month following March 1, 2013, having an expiry of March 1, 2018.

Compensation of Named Executive Officers

Particulars of compensation awarded to, earned by or paid during the last two fiscal years to:

(a)     the person(s) serving as our company's principal executive officer during the year ended December 31, 2012;

(b)     each of our Company's two most highly compensated executive officers, other than the principal executive officer, who were serving as executive officers at the end of the year ended December 31, 2012, and whose total compensation exceeds $100,000 per year; and

(c)     individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as an executive officer of our Company at the end of the year ended December 31, 2012;

(individually a "named executive officer" and collectively, the "named executive officers") are set out in the summary compensation table below.

Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compen-sation ($)	Non-Qualified Deferred Compen-sation Earnings ($)	All Other Compen-sation ($)	Total ($)
Kenneth Barker Chief Executive Officer	2012	275,000	125,000	Nil	549,204	Nil	Nil	Nil	949,204
	2011	221,000	75,000	Nil	805,546	Nil	Nil	Nil	1,101,546
Jason Finnis President & Chief Innovation Officer	2012	165,145	65,333	Nil	232,604	Nil	Nil	Nil	463,802
	2011	126,844	86,726	Nil	379,727	Nil	Nil	Nil	593,297
Guy Prevost CFO (2)	2012	165,145	65,333	Nil	226,143	Nil	Nil	Nil	456,621
	2011	126,844	86,726	Nil	480,696	Nil	Nil	Nil	694,266
Larisa Harrison CAO, Secretary and Treasurer	2012	117,590	50,257	Nil	200,298	Nil	Nil	Nil	368,145
	2011	106,186	86,726	Nil	480,696	Nil	Nil	Nil	673,608
Tom Robinson Chief Operations Officer	2012	165,000	25,000	Nil	193,837	Nil	Nil	Nil	383,837
	2011	50,000	Nil	Nil	146,978	Nil	Nil	Nil	196,978
Jay Nalbach Chief Marketing Officer	2012	165,000	25,000	Nil	193,837	Nil	Nil	Nil	383,837
	2011	62,500	Nil	Nil	192,693	Nil	Nil	Nil	255,193

(1)      Amounts presented in this column represent the fair value as of the grant date of such stock options.

(2)     Mr. Prevost served as our Chief Financial Officer throughout 2011 and 2012. He resigned as Chief Financial Officer on March 1, 2013.

Stock Option Grants

We granted options to purchase shares of our common stock to the Named Executive Officers in the fiscal year ended December 31, 2012 as set out in the table below. The options vest over a twelve month period with 1/12th of the aggregate amount vesting monthly on the last day of each month from the date of grant.

Grants of Plan-Based Awards
Name	Grant Date	Number of Securities Underlying Options	Exercise Price	Grant Date Fair Value of Option
Kenneth Barker CEO	October 11, 2012	425,000	$2.23	$452,329
Jason Finnis President and Chief Innovation Officer	October 11, 2012	180,000	$2.23	$191,575
Guy Prevost former CFO (1)	October 11, 2012	175,000	$2.23	$186,253
Larisa Harrison CAO, Secretary and Treasurer	October 11, 2012	155,000	$2.23	$164,967
Tom Robinson Chief Operations Officer	October 11, 2012	150,000	$2.23	$159,646
Jay Nalbach Chief Marketing Officer	October 11, 2012	150,000	$2.23	$159,646

------------

(1)     Mr. Prevost served as our Chief Financial Officer in 2011 and 2012. He resigned as Chief Financial Officer on March 1, 2013.

Outstanding Equity Awards Held by Named Executive Officers at Fiscal Year End

The following table sets forth information as at December 31, 2012, relating to unexercised options, stock that has not vested, and equity incentive plan awards for each Named Executive Officer:

Outstanding Equity Awards At Fiscal Year-End
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Kenneth Barker	500,000	Nil	Nil	$1.17	Oct-20-14	Nil	Nil	Nil	Nil
	380,000	Nil	Nil	$0.96	Aug -26-15	Nil	Nil	Nil	Nil
	Nil	500,000	Nil	$0.87	Nov-25-15	Nil	Nil	Nil	Nil
	125,000	Nil	Nil	$1.55	Apr-8-16	Nil	Nil	Nil	Nil
	325,000	Nil	Nil	$2.77	Aug-19-16	Nil	Nil	Nil	Nil
	70,840	354,160	Nil	$2.23	Oct-11-17	Nil	Nil	Nil	Nil
Jason Finnis	300,000	Nil	Nil	$1.17	Oct-20-14	Nil	Nil	Nil	Nil
	132,939	Nil	Nil	$1.02	Aug-9-15	Nil	Nil	Nil	Nil
	125,000	Nil	Nil	$0.87	Nov-25-15	Nil	Nil	Nil	Nil
	100,000	Nil	Nil	$1.55	Apr-8-16	Nil	Nil	Nil	Nil
	125,000	Nil	Nil	$2.77	Aug-19-16	Nil	Nil	Nil	Nil
	30,000	150,000	Nil	$2.23	Oct-11-17	Nil	Nil	Nil	Nil
Guy Prevost	265,000	Nil	Nil	$1.17	Oct-20-14	Nil	Nil	Nil	Nil
	175,000	Nil	Nil	$1.55	Apr-8-16	Nil	Nil	Nil	Nil
	125,000	Nil	Nil	$2.77	Aug-19-16	Nil	Nil	Nil	Nil
	29,170	145,830	Nil	$2.23	Oct-11-17	Nil	Nil	Nil	Nil
Larisa Harrison	132,938	Nil	Nil	$1.02	Aug-9-15	Nil	Nil	Nil	Nil
	125,000	Nil	Nil	$0.87	Nov-25-15	Nil	Nil	Nil	Nil
	125,000	Nil	Nil	$2.77	Aug-19-16	Nil	Nil	Nil	Nil
	25,840	129,160	Nil	$2.23	Oct-11-17	Nil	Nil	Nil	Nil
Tom Robinson	100,000	Nil	Nil	$2.20	Sept-29-16	Nil	Nil	Nil	Nil
	25,000	125,000	Nil	$2.23	Oct-11-17	Nil	Nil	Nil	Nil
Jay Nalbach	100,000	Nil	Nil	$2.77	Aug-19-16	Nil	Nil	Nil	Nil
	25,000	125,000	Nil	$2.23	Oct-11-17	Nil	Nil	Nil	Nil

Option Exercises

The following table sets forth information regarding the exercise of stock options by each Named Executive Officer on an aggregated basis during the year ended December 31, 2012:

Option Exercises

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Kenneth Barker	163,750	273,725
Jason Finnis	82,550	66,415
Guy Prevost	94,994	127,385
Larisa Harrison	64,750	52253
Tom Robinson	-	-
Jay Nalbach	-	-

Equity Compensation Plans

2011 Fixed Share Option Plan

Effective August 9, 2011, our Board of Directors authorized and approved the adoption of our 2011 Fixed Share Option Plan (the "2011 Plan") as of such date, under which an aggregate of 8,224,240 of our shares, representing 20% of the issued and outstanding common share capital of the Company as of August 9, 2011, may be issued. Our shareholders approved the 2011 Plan at our annual general meeting held on September 15, 2011. Our shareholders approved an amendment to the 2011 Plan at our annual general meeting held on August 8, 2012, to increase the number of common shares reserved for issuance under such plan from 8,224,240 to 8,512,976. As described below, all options issued under our Previous Option Plan (as defined below) are covered by our 2011 Plan.

Prior to the adoption of the 2011 Plan, we had a stock option plan outstanding, the 2010 Fixed Share Option Plan (the "Previous Option Plan"). Under the Previous Option Plan, a maximum of 7,057,640 options were reserved for issuance. As of August 9, 2011, 4,499,421 options were issued and outstanding under the Previous Option Plan. All outstanding options under the Previous Option Plan were rolled into the 2011 Plan and are counted against the number of common shares available for option under the 2011 Plan.

The purpose of the 2011 Plan is to enhance our long-term stockholder value by offering opportunities to our directors, officers, employees and eligible consultants ("Service Providers") to acquire and maintain stock ownership in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

The 2011 Plan is to be administered by our Board of Directors or a committee appointed by the Board of Directors, which shall determine, among other things:

  the persons to be granted options under the 2011 Plan;

  the number of options to be granted; and

  the terms and conditions of the options granted.

An option may not be exercised after the termination date of the option and may be exercised following the termination of an eligible participant's continuous service only to the extent provided by the terms of the 2011 Plan.

Based on the terms of the individual option grants, options granted under the 2011 Plan generally expire three to ten years after the grant date (with a maximum exercise period of 10 years from grant) and become exercisable over a period of one year based on continued employment, either with monthly vesting or upon achievement of pre-determined deliverable.

The 2011 Plan is subject to the following restrictions:

(a)     no Service Provider can be granted an option if that option would result in the total number of options, together with all other share compensation arrangements granted to such Service Provider in the previous 12 months, exceeding 5% of the outstanding shares unless the Company has obtained disinterested shareholder approval to do so;

(b)     the aggregate number of pptions granted to Service Providers conducting investor relations activities in any 12-month period cannot exceed 2% of the outstanding shares, calculated at the time of grant; and

(c)     the aggregate number of options granted to any one consultant in any 12-month period cannot exceed 2% of the outstanding shares, calculated at the time of grant.

Subject to the requirements of the TSX Venture Exchange (the "TSXV") Policies and the prior receipt of any necessary regulatory approval, the Board of Directors may in its absolute discretion, amend or modify the 2011 Plan or any option granted as follows:

(a)     it may make amendments which are of a typographical, grammatical or clerical nature only;

(b)     it may change the vesting provisions of an option granted hereunder;

(c)     it may change the termination provision of an option granted hereunder which does not entail an extension beyond the original expiry date of such option;

(d)     it may make amendments necessary as a result in changes in securities laws applicable to the Company;

(e)     if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSXV, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(f)     amend this 2011 Plan (except for previously granted and outstanding options) to reduce the benefits that may be granted to Service Providers (before a particular option is granted) subject to the other terms of the 2011 Plan.

However, the Company shall obtain disinterested shareholder approval (approval by a majority of the votes cast by all the Company's shareholders at a duly constituted shareholders' meeting, excluding votes attached to Common Shares beneficially owned by insiders who are Service Providers or their associates) prior to any of the following actions becoming effective:

(a)     the 2011 Plan, together with all of the Company's other share compensation arrangements, could result at any time in:

(i)     the aggregate number of Common Shares reserved for issuance under options granted to insiders exceeding 10% of the outstanding shares (in the event that this 2011 Plan is amended to reserve for issuance more than 10% of the outstanding shares);

(ii)     the number of optioned shares issued to insiders within a one-year period exceeding 10% of the outstanding shares (in the event that this 2011 Plan is amended to reserve for issuance more than 10% of the outstanding shares); or,

(iii)     the issuance to any one optionee, within a 12-month period, of a number of Common Shares exceeding 5% of outstanding shares; or

(b)     any reduction in the exercise price of an option previously granted to an insider.

Grants of option awards under the 2011 Plan are at the discretion of the Board of Directors. Accordingly, allocation of future benefits under the 2011 Plan among individual Service Providers, or among groups of Service Providers (such as executive officers, non-executive directors and non-executive employees), is not determinable at this time. The Service Providers who will be eligible to receive option awards under the 2011 Plan include: (a) our Chief Executive Officer; (b) our President and Chief Innovation Officer; (c) our Chief Financial Officer; (d) our Corporate Controller and Compliance Officer; (e) our Chief Administration Officer; (f) our Chief Operations Officer; (g) our Chief Marketing Officer; (h) our directors (including our four non-executive directors); and (i) our employees and consultants.

Form S-8 Registration Statement

On February 16, 2012, we filed a registration statement on Form S-8 relating to a maximum of 8,124,240 shares of common stock, without par value, issuable directly by us under our 2011 Plan or pursuant to the exercise of options that have been or may be granted under the 2011 Plan (including options granted under our Previous Stock Option Plan as described above).

Securities Authorized for Issuance under Compensation Plans

We have one equity compensation plan, our 2011 Fixed Share Option Plan. As described above, the 2011 Plan adopted all options outstanding under our previous stock option plans, including our 2006 Stock Option Plan (the "2006 Plan"), our 2008 Fixed Share Option Plan (the "2008 Plan") and our 2010 Fixed Share Option Plan (the "2010 Plan"). The table set forth below presents information relating to our equity compensation plans as of December 31, 2012.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2011 Plan Stock Options, Including Stock Options Originally Granted Under 2006 Plan, 2008 Plan and 2010 Plan)	6,366,045	$1.77	124,066
Equity compensation plans not approved by security holders	N/A	N/A	N/A
Total	6,366,045	$1.77	124,066

Director Compensation

The following table sets forth information relating to compensation paid to our directors during fiscal year ended December 31, 2012. Our directors who are also Named Executive Officers do not receive any additional compensation for service as directors beyond what is disclosed above in relation to their service as officers. As such, such Named Executive Officers are not listed in the table below.

Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Robert Edmunds(2)	Nil	Nil	53,210	Nil	Nil	Nil	53,210
Peter Moore(3)	Nil	Nil	26,608	Nil	Nil	Nil	26,608
Miljenko Horvat(4)	Nil	Nil	26,608	Nil	Nil	Nil	26,608
Jeremy Jones(5)	Nil	Nil	26,608	Nil	Nil	Nil	26,608
Scott Staff(6)	Nil	Nil	31,001	Nil	Nil	Nil	31,001

(1)     Amounts presented in this column represent the fair value as of the grant date of such stock options determined in accordance with FASB ASC 718.

(2)     As of December 31, 2012, the aggregate number of outstanding option awards held by Mr. Robert Edmunds was 125,000, of which (i) 25,000 were granted on November 25, 2010 with an exercise price of $0.87 per share and a five year term, all of which are fully vested, (ii) 50,000 were granted on August 19, 2011 with an exercise price of $2.77 per share and a five year term, all of which are fully vested, and (iii) 50,000 were granted on October 11, 2012 with an exercise price of $2.23 per share and a five year term, vesting over a twelve month period with 1/12th of the aggregate amount vesting monthly on the last day of each month from the date of grant. In addition, Mr. Edmunds's spouse held 10,000 option awards granted on November 11, 2010 with an exercise price of $0.87 and a five year term, all of which are fully vested.

(3)     As of December 31, 2012, the aggregate number of outstanding option awards held by Mr. Peter Moore was 75,000, of which (i) 25,000 were granted on November 25, 2010 with an exercise price of $0.87 per share and a five year term, all of which are fully vested, (ii) 25,000 were granted on August 19, 2011 with an exercise price of $2.77 per share and a five year term, all of which are fully vested, and (ii) 25,000 were granted on October 11, 2012 with an exercise price of $2.23 per share and a five year term, vesting over a twelve month period with 1/12th of the aggregate amount vesting monthly on the last day of each month from the date of grant.

(4)     As of December 31, 2012, the aggregate number of outstanding option awards held by Mr. Miljenko Horvat was 35,415, of which (i) 10,415 were granted on August 19, 2011 with an exercise price of $2.77 per share and a five year term, all of which are fully vested and (ii) 25,000 were granted on October 11, 2012 with an exercise price of $2.23 per share and a five year term, vesting over a twelve month period with 1/12th of the aggregate amount vesting monthly on the last day of each month from the date of grant.

(5)     As of December 31, 2012, the aggregate number of outstanding option awards held by Mr. Jeremy Jones was 75,000, of which (i) 25,000 were granted on November 25, 2010 with an exercise price of $0.87 per share and a five year term, all of which are fully vested, (ii) 25,000 were granted on August 19, 2011 with an exercise price of $2.77 per share and a five year term, all of which are fully vested, and (ii) 25,000 were granted on October 11, 2012 with an exercise price of $2.23 per share and a five year term, vesting over a twelve month period with 1/12th of the aggregate amount vesting monthly on the last day of each month from the date of grant.

(6)     Mr. Staff served as a director of our Company from February 3, 2012 until his resignation on May 25, 2012. Mr. Staff's outstanding option awards were cancelled in connection with his resignation.

Our directors do not have specific compensation arrangements based on attendance at board or committee meetings or serving as a committee chair. From time to time directors may receive bonus payments or options, which are granted on a discretionary basis. The amount of any bonus payments or the number of options granted is based on the experience of the director, time spent on Company matters and the compensation paid to other directors of companies in the industry.

Executive Services Agreements

Senior Executive Employment Agreement with Kenneth Barker

On April 2, 2012, we entered into a Senior Executive Employment Agreement with Kenneth Barker, with an initial term of five years, commencing on July 1, 2011. Pursuant to the terms of the agreement, Mr. Barker is to provide services as Chief Executive Officer of the Company. In consideration therefor, he is to receive a base salary of $250,000 per year. In the event that the Company terminates the agreement without just cause, or in the event of termination upon a change in control, the Company is required to pay Mr. Barker: (i) 24 months of his then base salary, (ii) the portion of any then declared and/or earned bonus (prorated to the end of the six-month period from the effective date of the termination) and (iii) any outstanding vacation pay and expenses as at the effective date of the termination. In addition, the Company is obligated to (i) maintain the group medical services plan and management employee benefits programs Mr. Barker is entitled to under the terms of the agreement for a period of one year from the effective date of the termination, and (ii) subject to the Company's then stock option plan and the rules and policies of any regulatory authority and stock exchange having jurisdiction over the Company, allow for Mr. Barker to exercise any unexercised and fully vested portion of his stock options on the effective date of the termination at any time during 12 months from the effective date of the termination.

Senior Executive Employment Agreement with Jason Finnis

On April 2, 2012, we entered into a Senior Executive Employment Agreement with Jason Finnis, with an initial term of five years, commencing on July 1, 2011. Pursuant to the terms of the agreement, Mr. Finnis is to provide services as Chief Innovation Officer of the Company. In consideration therefor, he is to receive a base salary of CDN$150,000 per year. In the event that the Company terminates the agreement without just cause, or in the event of termination upon a change in control, the Company is required to pay Mr. Finnis: (i) 24 months of his then base salary, (ii) the portion of any then declared and/or earned bonus (prorated to the end of the six-month period from the effective date of the termination) and (iii) any outstanding vacation pay and expenses as at the effective date of the termination. In addition, the Company is obligated to (i) maintain the group medical services plan and management employee benefits programs Mr. Finnis is entitled to under the terms of the agreement for a period of one year from the effective date of the termination, and (ii) subject to the Company's then stock option plan and the rules and policies of any regulatory authority and stock exchange having jurisdiction over the Company, allow for Mr. Finnis to exercise any unexercised and fully vested portion of his stock options on the effective date of the termination at any time during 12 months from the effective date of the termination.

Senior Executive Employment Agreement with Guy Prevost

On April 2, 2012, we entered into a Senior Executive Employment Agreement with Guy Prevost, with an initial term of five years, commencing on July 1, 2011. Pursuant to the terms of the agreement, Mr. Prevost is to provide services as Chief Financial Officer of the Company. In consideration therefor, he is to receive a base salary of CDN$150,000 per year. In the event that the Company terminates the agreement without just cause, or in the event of termination upon a change in control, the Company is required to pay Mr. Prevost: (i) 24 months of his then base salary, (ii) the portion of any then declared and/or earned bonus (prorated to the end of the six-month period from the effective date of the termination) and (iii) any outstanding vacation pay and expenses as at the effective date of the termination. In addition, the Company is obligated to (i) maintain the group medical services plan and management employee benefits programs Mr. Prevost is entitled to under the terms of the agreement for a period of one year from the effective date of the termination, and (ii) subject to the Company's then stock option plan and the rules and policies of any regulatory authority and stock exchange having jurisdiction over the Company, allow for Mr. Prevost to exercise any unexercised and fully vested portion of his stock options on the effective date of the termination at any time during 12 months from the effective date of the termination.

Mr. Prevost resigned as Chief Financial Officer on March 1, 2013, but he continues to provide services as Corporate Controller and Compliance Officer pursuant to the terms of this agreement.

Senior Executive Employment Agreement with Larisa Harrison

On April 2, 2012, we entered into a Senior Executive Employment Agreement with Larisa Harrison, with an initial term of five years, commencing on July 1, 2011. Pursuant to the terms of the agreement, Mr. Harrison is to provide services as Chief Administration Officer, Secretary and Treasurer of the Company. In consideration therefor, she is to receive a base salary of CDN$108,000 per year. In the event that the Company terminates the agreement without just cause, or in the event of termination upon a change in control, the Company is required to pay Ms. Harrison: (i) 24 months of her then base salary, (ii) the portion of any then declared and/or earned bonus (prorated to the end of the six-month period from the effective date of the termination) and (iii) any outstanding vacation pay and expenses as at the effective date of the termination. In addition, the Company is obligated to (i) maintain the group medical services plan and management employee benefits programs Ms. Harrison is entitled to under the terms of the agreement for a period of one year from the effective date of the termination, and (ii) subject to the Company's then stock option plan and the rules and policies of any regulatory authority and stock exchange having jurisdiction over the Company, allow for Ms. Harrison to exercise any unexercised and fully vested portion of his stock options on the effective date of the termination at any time during 12 months from the effective date of the termination.

Senior Executive Employment Agreement with Tom Robinson

On June 18, 2012, we entered into a Senior Executive Employment Agreement with Tom Robinson, with an initial term of five years, commencing on October 1, 2011. Pursuant to the terms of the agreement, Mr. Robinson is to provide services as Chief Operating Officer of the Company. In consideration therefor, he is to receive a base salary of $150,000 per year. In the event that the Company terminates the agreement without just cause, the Company is required to pay Mr. Robinson: (i) six months of his then base salary, less any required statutory deductions, if any, if the termination takes place within 24 months of the effective date of the agreement or 12 months of the then base salary, less any required statutory deductions, if any, thereafter, (ii) the portion of any then declared and/or earned bonus (prorated to the end of the six-month period from the effective date of the termination) and (iii) any outstanding vacation pay and expenses as at the effective date of the termination. In addition, the Company is obligated to (i) maintain the group medical services plan and management employee benefits programs Mr. Robinson is entitled to under the terms of the agreement for a period of six months from the effective date of the termination if the termination takes places within 24 months of the effective date of the agreement or 12 months from the effective date of the termination if the termination take place more than 24 months after the effective date of the agreement, and (ii) subject to the Company's then stock option plan and the rules and policies of any regulatory authority and stock exchange having jurisdiction over the Company, allow for Mr. Robinson to exercise any unexercised and fully vested portion of his stock options on the effective date of the termination at any time during 12 months from the effective date of the termination.

Senior Executive Employment Agreement with Jay Nalbach

On April 24, 2012, we entered into a Senior Executive Employment Agreement with Jay Nalbach, with an initial term of five years, commencing on August 1, 2011. Pursuant to the terms of the agreement, Mr. Nalbach is to provide services as Chief Marketing Officer of the Company. In consideration therefore, he is to receive a base salary of $150,000 per year. In the event that the Company terminates the agreement without just cause, the Company is required to pay Mr. Nalbach: (i) six months of his then base salary, less any required statutory deductions, if any, if the termination takes place within 24 months of the effective date of the agreement or 12 months of the then base salary, less any required statutory deductions, if any, thereafter, (ii) the portion of any then declared and/or earned bonus (prorated to the end of the six-month period from the effective date of the termination) and (iii) any outstanding vacation pay and expenses as at the effective date of the termination. In addition, the Company is obligated to (i) maintain the group medical services plan and management employee benefits programs Mr. Nalbach is entitled to under the terms of the agreement for a period of six months from the effective date of the termination if the termination takes places within 24 months of the effective date of the agreement or 12 months from the effective date of the termination if the termination take place more than 24 months after the effective date of the agreement, and (ii) subject to the Company's then stock option plan and the rules and policies of any regulatory authority and stock exchange having jurisdiction over the Company, allow for Mr. Nalbach to exercise any unexercised and fully vested portion of his stock options on the effective date of the termination at any time during 12 months from the effective date of the termination.

Engagement of Theodore Sanders

We appointed Theodore Sanders as our Chief Financial Officer on March 1, 2013. In accordance with Mr. Sanders' appointment, he will be paid a base salary of $225,000 per year and has been granted stock option to acquire up to 200,000 shares of common stock of the Company at an exercise price of $2.24 per share. This option vests over a twelve month period with 1/12th of the aggregate amount vesting monthly on the last day of each month from the date of grant and is exercisable for a period of up to five years from the date of grant.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE DIRECTOR NOMINEES SET FORTH ABOVE.

PROPOSAL NUMBER THREE:

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Dale Matheson Carr-Hilton Labonte LLP has been appointed as our independent registered public accountants for the year ending December 31, 2013. Dale Matheson Carr-Hilton Labonte LLP audited the Company's financial statements for the years ended December 31, 2012 and 2011.

The Company anticipates that a representative of Dale Matheson Carr-Hilton Labonte LLP will be present at the Annual Meeting. The representative will have the opportunity to make a statement if they desire to do so. It is expected the representative will not be available to respond to questions.

In the event ratification by the shareholders of the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company's independent registered public accountants is not obtained, our Board of Directors will reconsider such appointment.

Principal Accountant Fees and Services

Dale Matheson Carr-Hilton Labonte LLP performed the services listed below and was paid the fees listed below for the fiscal years ended December 31, 2012 and 2011:

Audit Fees

2012	2011
$118,000	$108,500

Audit Fees, of which 100% thereof were approved by the Company's audit committee, consist of fees billed for professional services rendered by our independent auditors for the audit of our annual financial statements, the review of the financial statements included in each of our quarterly reports and services provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

2012	2011
$Nil	$Nil

Audit related fees are the aggregate fees billed by our independent auditors for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not described in the preceding category.

Tax Fees

2012	2011
$12,400	$10,500

Tax Fees consist of fees billed for professional services for tax compliance, tax advice and tax planning.

All Other Fees

2012	2011
$Nil	$Nil

All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before an independent registered public accounting firm is engaged by a company to render any auditing or permitted non-audit related service, the engagement be:

  approved by the audit committee; or

  entered into pursuant to pre-approval policies and procedures established by the audit committee, provided the policies and procedures are detailed as to the particular service, the audit committee is informed of each service, and such policies and procedures do not include delegation of the audit committee's responsibilities to management.

The Company's audit committee is responsible for the pre-approval of audit and permitted non-audit services to be performed by the Company's independent auditor. The audit committee will, on an annual basis, consider and, if appropriate, approve the provision of audit and non-audit services by Dale Matheson Carr-Hilton Labonte LLP. Thereafter, the audit committee will, as necessary, consider and, if appropriate, approve the provision of additional audit and non-audit services by Dale Matheson Carr-Hilton Labonte LLP which are not encompassed by the audit committee's annual pre-approval and are not prohibited by law.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL TO RATIFY THE APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2013.

PROPOSAL NUMBER FOUR:

APPROVAL TO AMEND THE 2011 FIXED SHARE OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER SUCH PLAN AND TO REMOVE THE VESTING SCHEDULE

Summary of 2011 Fixed Share Option Plan

Effective August 9, 2011, our Board of Directors authorized and approved the adoption of our 2011 Fixed Share Option Plan (the "2011 Plan") as of such date, under which an aggregate of 8,224,240 of our shares, representing 20% of the issued and outstanding common share capital of the Company as of August 9, 2011, may be issued. Our shareholders approved the 2011 Plan at our annual general meeting held on September 15, 2011. Our shareholders approved an amendment to the 2011 Plan at our annual general meeting held on August 8, 2012, to increase the number of common shares reserved for issuance under such plan from 8,224,240 to 8,512,976. As described below, all options issued under our Previous Option Plan (as defined below) are covered by our 2011 Plan.

Prior to the adoption of the 2011 Plan, we had a stock option plan outstanding, the 2010 Fixed Share Option Plan (the "Previous Option Plan"). Under the Previous Option Plan, a maximum of 7,057,640 options were reserved for issuance. As of August 9, 2011, 4,499,421 options were issued and outstanding under the Previous Option Plan. All outstanding options under the Previous Option Plan were rolled into the 2011 Plan and are counted against the number of common shares available for option under the 2011 Plan.

The purpose of the 2011 Plan is to enhance our long-term stockholder value by offering opportunities to our directors, officers, employees and eligible consultants ("Service Providers") to acquire and maintain stock ownership in order to give these persons the opportunity to participate in our growth and success, and to encourage them to remain in our service.

The 2011 Plan is to be administered by our Board of Directors or a committee appointed by the Board of Directors, which shall determine, among other things:

  the persons to be granted options under the 2011 Plan;

  the number of options to be granted; and

  the terms and conditions of the options granted.

An option may not be exercised after the termination date of the option and may be exercised following the termination of an eligible participant's continuous service only to the extent provided by the terms of the 2011 Plan.

Based on the terms of the individual option grants, options granted under the 2011 Plan generally expire three to ten years after the grant date (with a maximum exercise period of 10 years from grant) and become exercisable over a period of one year based on continued employment, either with monthly vesting or upon achievement of pre-determined deliverable.

The 2011 Plan is subject to the following restrictions:

(a)     no Service Provider can be granted an option if that option would result in the total number of options, together with all other share compensation arrangements granted to such Service Provider in the previous 12 months, exceeding 5% of the outstanding shares unless the Company has obtained disinterested shareholder approval to do so;

(b)     the aggregate number of pptions granted to Service Providers conducting investor relations activities in any 12-month period cannot exceed 2% of the outstanding shares, calculated at the time of grant; and

(c)     the aggregate number of options granted to any one consultant in any 12-month period cannot exceed 2% of the outstanding shares, calculated at the time of grant.

Subject to the requirements of the TSX Venture Exchange (the "TSXV") Policies and the prior receipt of any necessary regulatory approval, the Board of Directors may in its absolute discretion, amend or modify the 2011 Plan or any option granted as follows:

(a)     it may make amendments which are of a typographical, grammatical or clerical nature only;

(b)     it may change the vesting provisions of an option granted hereunder;

(c)     it may change the termination provision of an option granted hereunder which does not entail an extension beyond the original expiry date of such option;

(d)     it may make amendments necessary as a result in changes in securities laws applicable to the Company;

(e)     if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSXV, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(f)     amend this 2011 Plan (except for previously granted and outstanding options) to reduce the benefits that may be granted to Service Providers (before a particular option is granted) subject to the other terms of the 2011 Plan.

However, the Company shall obtain disinterested shareholder approval (approval by a majority of the votes cast by all the Company's shareholders at a duly constituted shareholders' meeting, excluding votes attached to Common Shares beneficially owned by insiders who are Service Providers or their associates) prior to any of the following actions becoming effective:

(a)     the 2011 Plan, together with all of the Company's other share compensation arrangements, could result at any time in:

(i)     the aggregate number of Common Shares reserved for issuance under options granted to insiders exceeding 10% of the outstanding shares (in the event that this 2011 Plan is amended to reserve for issuance more than 10% of the outstanding shares);

(ii)     the number of optioned shares issued to insiders within a one-year period exceeding 10% of the outstanding shares (in the event that this 2011 Plan is amended to reserve for issuance more than 10% of the outstanding shares); or,

(iii)     the issuance to any one optionee, within a 12-month period, of a number of Common Shares exceeding 5% of outstanding shares; or

(b)     any reduction in the exercise price of an option previously granted to an insider.

The foregoing summary of the 2011 Fixed Share Option Plan is not complete and is qualified in its entirety by reference to the 2011 Fixed Share Option Plan, a copy of which has been included as Schedule "B" to this Proxy Statement.

On September 9, 2013, the Board of Directors amended the Company's 2011 Fixed Share Option Plan (the "Amended Plan") to (i) increase the number of Common Shares reserved for issuance under the Company's 2011 Fixed Share Option Plan from 8,512,976 to 8,894,539 under the Amended Plan (the number of shares reserved for issuance under the Amended Plan represents 20% of the Common Shares issued and outstanding as at the Record Date), and (ii) remove the vesting schedule, which is Schedule "B" to the 2011 Fixed Share Option Plan. All other terms of the 2011 Fixed Share Option Plan will remain unchanged. The amendments to the 2011 Fixed Share Option Plan were made to advance the interests of the Company through the motivation, attraction and retention of employees and directors of the Company and the Amended Plan will provide an increased pool of options for this purpose as well as allow the Company to set vesting provisions at its discretion, if any, or as required by the TSXV policies.

The amended Plan is subject to approval by the TSXV and the shareholders of the Company. Accordingly, the shareholders are being asked to approve the Amended Plan as detailed below in the ordinary resolution. To be effective the ordinary resolution must be passed by a majority of the Common Shares represented at the Annual Meeting in person or by proxy.

"BE IT RESOLVED as an ordinary resolution, that:

1.     the Amended Plan substantially as described in this Proxy Statement is herby approved and the Board is hereby authorized, without further approval of the shareholders, to make any further amendments to the Amended Plan as may be required by the TSX Venture Exchange;

2.     the directors of the Company be authorized to revoke the ordinary resolution approving the Amended Plan change before it is acted on without further approval of the shareholders; and

3.     any director or officer of the Company is authorized to execute under the seal of the Company or otherwise and to deliver all agreements, documents, instruments and to take all further action as may be required to give effect herein."

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO APPROVE THE AMENDMENT TO THE 2011 FIXED SHARE OPTION PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE UNDER SUCH PLAN AND TO REMOVE THE VESTING SCHEDULE.

PROPOSAL NUMBER FIVE:

APPROVAL OF ALTERATION TO ARTICLES TO
INCLUDE ADVANCE NOTICE PROVISIONS

Introduction

The directors of the Company are proposing that the Articles of the Company be altered to include an advance notice provision (the "Advance Notice Provision"), which will: (i) facilitate orderly and efficient annual general or, where the need arises, special, meetings; (ii) ensure that all shareholders receive adequate notice of the director nominations and sufficient information with respect to all nominees; and (iii) allow shareholders to register an informed vote. The full text of the proposed alteration of the Articles to include the Advance Notice Provision is set out in Schedule "C" to this Proxy Statement.

Purpose of the Advance Notice Provision

The purpose of the Advance Notice Provision is to foster a variety of interests of the shareholders and the Company by ensuring that all shareholders - including those participating in a meeting by proxy rather than in person - receive adequate notice of the nominations to be considered at a meeting and can thereby exercise their voting rights in an informed manner. The Advance Notice Provision is the framework by which the Company seeks to fix a deadline by which holders of record of common shares of the Company must submit director nominations to the Company prior to any annual or special meeting of shareholders and sets forth the information that a shareholder must include in the notice to the Company for the notice to be in proper written form.

Effect of the Advance Notice Provision

Subject only to the Business Corporations Act (British Columbia) (the "BCA") and the Articles, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the Board of Directors may be made at any annual meeting of shareholders, or at any special meeting of shareholders if one of the purposes for which the special meeting was called was the election of directors: (a) by or at the direction of the Board of Directors, including pursuant to a notice of meeting; (b) by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the BCA, or a requisition of the shareholders made in accordance with the provisions of the BCA; or (c) by any person (a "Nominating Shareholder"): (A) who, at the close of business on the date of the giving of the notice provided for below in the Advance Notice Provision and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting; and (B) who complies with the notice procedures set forth below in the Advance Notice Provision.

In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, the Nominating Shareholder must have given timely notice thereof in proper written form to the Corporate Secretary of the Company at the principal executive offices of the Company.

To be timely, a Nominating Shareholder's notice to the Corporate Secretary of the Company must be made: (a) in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 40 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the tenth (10th) day following the Notice Date; and (b) in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made. In no event shall any adjournment or postponement of a meeting of shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder's notice as described above. Notwithstanding the foregoing, the Board may, in its sole discretion, waive the time periods summarized above.

To be in proper written form, a Nominating Shareholder's notice to the Corporate Secretary of the Company must set forth: (a) as to each person whom the Nominating Shareholder proposes to nominate for election as a director: (A) the name, age, business address and residential address of the person; (B) the principal occupation or employment of the person; (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the meeting of shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice; (D) a statement as to whether such person would be "independent" of the Company (within the meaning of applicable securities law) if elected as a director at such meeting and the reasons and basis for such determination; and (E) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCA and Applicable Securities Laws (as defined below); and (b) as to the Nominating Shareholder giving the notice, the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the Nominating Shareholder as of the record date for the meeting (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice and any other information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the BCA and Applicable Securities Laws (as defined below).

To be eligible to be a candidate for election as a director of the Company and to be duly nominated, a candidate must be nominated in the manner prescribed in the Advance Notice Provision and the candidate for nomination, whether nominated by the Board or otherwise, must have previously delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, not less than 5 days prior to the date of the meeting, a written representation and agreement (in form provided by the Company) that such candidate for nomination, if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Company applicable to directors and in effect during such person's term in office as a director (and, if requested by any candidate for nomination, the Corporate Secretary of the Company shall provide to such candidate for nomination all such policies and guidelines then in effect).

No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of the Advance Notice Provision; provided, however, that nothing in the Advance Notice Provision shall be deemed to preclude discussion by a shareholder (as distinct from the nomination of directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the BCA. The Chairman of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

For purposes of the Advance Notice Provision: (a) "public announcement" shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com; and (b) "Applicable Securities Laws" means the Securities Act (British Columbia) and the equivalent legislation in the other provinces and in the territories of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each applicable provinces and territories of Canada.

Notwithstanding any other provision of the Advance Notice Provision, notice or any delivery given to the Corporate Secretary of the Company pursuant to the Advance Notice Provision may only be given by personal delivery, facsimile transmission or by email (provided that the Corporate Secretary of the Corporation has stipulated an email address for purposes of this notice, at such email address as stipulated from time to time), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

Proposed Resolution

Shareholders of the Company will be asked to approve the alteration to the Articles to include the Advance Notice Provision, the text of which is set out below. To be effective the ordinary resolution must be passed by a majority of the shares of the Company's Common Stock represented at the Annual Meeting in person or by proxy.

"BE IT RESOLVED as an ordinary resolution that:

1.     The Articles of the Company be altered by adding the text substantially as set forth in Schedule "C" to this Proxy Statement as and at Article 14.12 of the Articles;

2.     The Company be authorized to revoke this ordinary resolution and abandon or terminate the alteration of the Articles if the Board deems it appropriate and in the best interest of the Company to do so without further confirmation, ratification or approval of the shareholders; and

3.     Any one director or officer of the Company be and is hereby authorized and directed to do all such acts and things and to execute and deliver, under the corporate seal of the Company or otherwise, all such deeds, documents, instruments and assurances as in his or her opinion may be necessary or desirable to give effect to the foregoing resolutions."

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL TO APPROVE THE ALTERATION TO THE COMPANY'S ARTICLES TO INCLUDE THE ADVANCE NOTICE PROVISIONS.

PROPOSAL NUMBER SIX:

NON-BINDING VOTE ON EXECUTIVE COMPENSATION

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC, we are providing the Company's shareholders with the opportunity to vote on a non-binding advisory resolution to approve the compensation of the Company's Named Executive Officers as described in this Proxy Statement in accordance with the SEC's compensation disclosure rules. This proposal, commonly known as a "say-on-pay" proposal, gives our stockholders the opportunity to express their views on our Named Executive Officers' compensation as a whole. This vote is not intended to address any specific item of compensation or any specific named executive officer, but rather the overall compensation of all of our named executive officers and the philosophy, policies and practices described in this Proxy Statement.

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or our Board of Directors. The say-on-pay vote will, however, provide information to us regarding investor sentiment about our executive compensation philosophy, policies and practices, which the Compensation Committee will be able to consider when determining executive compensation for the remainder of the current fiscal year and beyond. Our Board of Directors and our Compensation Committee value the opinions of our stockholders and, to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, we may communicate directly with stockholders to better understand the concerns that influenced the vote, but in all events we will consider our stockholders' concerns and will share them with the Compensation Committee which will evaluate whether any actions are necessary to address those concerns.

The key points of our 2013 executive compensation program are set forth in the "Executive Compensation" section beginning on page 24.

We believe that the information provided above and within the Executive Compensation section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management's interests are aligned with our stockholders' interests to support long-term value creation. Accordingly, our Company is asking our shareholders to indicate their support for our Named Executive Officer compensation as described in this Proxy Statement by voting "FOR" the following ordinary resolution at the Annual Meeting:

"BE IT RESOLVED as an ordinary resolution that the Company's shareholders hereby approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company's Proxy Statement for the 2013 Annual General and Special Meeting of Shareholders."

Adoption of this resolution will require the affirmative vote of a majority of the shares represented at the Annual Meeting in person or by proxy. Abstentions constitute voting power present and will have the same effect as a vote against this Proposal. Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal. Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal. Broker non-votes do not constitute voting power present and, therefore, will have no effect on the vote with respect to this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ADVISORY (NON-BINDING) VOTE APPROVING EXECUTIVE COMPENSATION.

PROPOSAL NUMBER SEVEN:

NON-BINDING VOTE ON THE FREQUENCY OF THE NON-BINDING VOTE ON EXECUTIVE COMPENSATION

As described in Proposal 6 above, the Company's shareholders are being provided the opportunity to cast a non-binding advisory vote on the compensation of the Company's Named Executive Officers. The advisory vote on executive compensation described in Proposal 6 is commonly referred to as a "say-on-pay" vote. Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and the related rules of the SEC also enables the Company's shareholders to indicate, at least once every six years, how frequently the Company should seek a non-binding advisory "say-on-pay" vote.

This Proposal 7 affords shareholders the opportunity to cast a non-binding advisory vote on how often the Company should include a say-on-pay vote in its proxy materials for future annual shareholder meetings (or a special shareholder meeting for which the Company must include executive compensation information in the proxy statement for that meeting). Under this Proposal 7, shareholders may vote to have the say-on-pay vote every year, every two years or every three years.

Our Board of Directors believes that say-on-pay votes should be conducted every year so that our stockholders may provide us with their direct feedback on our named executive officer compensation decisions, as disclosed in our proxy statement each year. If say-on-pay votes are held less frequently than annually, then it would be more difficult for us to understand which compensation decisions are supported by our stockholders and which are not.

The Compensation Committee, which makes recommendations to the Board of Directors regarding the Company's executive compensation program, and our Board of Directors value the opinions expressed by shareholders in these votes and will consider the outcome of these votes in making their decisions on executive compensation.

We understand that our stockholders may have different views as to what is the best approach for the Company, and we look forward to hearing from our stockholders on this Proposal.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, because this vote is advisory and not binding on the Company, the Compensation Committee or our Board of Directors in any way, the Board of Directors may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the option approved by our stockholders.

Abstentions will not be taken into account in determining the outcome of this vote. Brokers and other nominee holders do not have discretion to vote uninstructed shares with respect to this Proposal. Accordingly, if brokers or other nominee holders do not receive voting instructions from beneficial owners of the shares, they will not be able to vote the shares and broker non-votes may occur with respect to this Proposal 7. However, broker non-votes will not affect the outcome of the vote.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS AN ANNUAL VOTE AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION. THE OPTION RECEIVING THE GREATEST NUMBER OF VOTES (EVERY ONE, TWO OR THREE YEARS) WILL BE CONSIDERED THE FREQUENCY SELECTED BY STOCKHOLDERS.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement that are not historical facts constitute "forward-looking statements". These statements are based, among other things, on the Company's current plans and expectations relating to expectations of anticipated growth in the future and future success under various circumstances. As such, these forward-looking statements involve uncertainty and risk.

Other factors and assumptions not identified above could also cause the actual results to differ materially from those set forth in any forward-looking statement. Our Company does not undertake any obligation to update the forward-looking statements contained in this proxy statement to reflect actual results, changes in assumptions, or changes in other factors affecting these forward-looking statements.

FUTURE SHAREHOLDER PROPOSALS

Any shareholder who intends to present a proposal at the 2014 Annual Meeting of shareholders (anticipated to be held in September 2014) for inclusion in our proxy statement and proxy form relating to such Annual Meeting must submit such proposal to us at our principal executive offices no later than May 15, 2014. Our Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and all other applicable requirements.

In addition, in the event a shareholder proposal is not received by the Company by May 15, 2014, the proxy to be solicited by the Board of Directors for the 2014 Annual Meeting will confer discretionary authority on the holders of the proxy to vote the shares if the proposal is presented at the 2014 Annual Meeting without any discussion of the proposal in the proxy statement for such meeting.

SEC rules and regulations provide that if the date of the Company's 2014 Annual Meeting is advanced or delayed more than 30 days from first anniversary of the 2013 Annual Meeting, shareholder proposals intended to be included in the proxy materials for the 2014 Annual Meeting must be received by the Company within a reasonable time before it begins to print and mail the proxy materials for the 2014 Annual Meeting.

Proposals or notices of intention to present proposals should be addressed to: Larisa Harrison, Chief Administration Officer, Crailar Technologies Inc., Suite 305, 4420 Chatterton Way, Victoria, British Columbia, Canada, V8X 5J2.

WHERE YOU CAN FIND MORE INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934. We file reports, proxy statements and other information with the SEC. You may read and copy these reports, proxy statements and other information at the SEC's Public Reference Section at One Station Place, 100 F Street, NE, Washington, DC 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet website, located at www.sec.gov that contains reports, proxy statements and other information regarding our company.

Financial information is provided in the audited financial statements of the Company for the year ended December 31, 2012 and in the related management discussion and analysis and filed on www.Sedar.com.

Additional information relating to the Company is filed on www.Sedar.com and upon request from Larisa Harrison, Chief Administration Officer, at telephone no.: (250) 658-8582 or fax no.: (250) 658-8586. Copies of documents will be provided free of charge to security holders of the Company. The Company may require the payment of a reasonable charge from any person or company who is not a security holder of the Company, who requests a copy of any such document.

By Order of the Board of Directors of
Crailar Technologies Inc.

Kenneth Barker
Chief Executive Officer

October <>, 2013

Schedule "A"

AUDIT COMMITTEE CHARTER

I     PURPOSE

The purpose of the Audit Committee (the "Committee") is to assist the Board in fulfilling its oversight responsibilities by: (i) reviewing and reporting on the financial information which will be provided to shareholder and other stakeholders, the system of corporate internal controls which management and the Board have established, and the audit process; (ii) identifying the principal risks of the Corporation and its subsidiaries and ensuring the implementation of appropriate systems to monitor those risks; and (iii) reviewing accounting principles and reviewing compliance with applicable legal and regulatory requirements.

II     COMPOSITION AND TERM OF OFFICE

A.     Members of the Committee are generally appointed by the Board for a one year term at the first meeting of the Board of the Corporation following the annual general meeting. It is comprised of not less than three independent Directors who are financially literate1 and at least one member shall have related financial expertise2.

B.     The Chair of the Committee shall be appointed by the Board.

C.     The CFO will act as the management liaison for the Committee.

D.     The Committee will meet not less than four times per year.

E.     The quorum for the Committee is a majority of members.

III     FINANCIAL REPORTING

A.     Review and recommend to the Board the annual financial reports (annual information form, management information circular, National Instrument 52-110F1, financial statements, MD&A, reports to shareholders and related press releases) for approval.

___________________

1Financial literacy means the ability to read and understand a balance sheet, an income statement and a cash flow statement.

2 Accounting or related financial expertise means the ability to analyze and interpret a full set of financial statements, including the notes attached thereto, in accordance with Canadian Generally Accepted Accounting Principles.

B.     Review and recommend to the Board the quarterly financial statements (financial statements, MD&A, reports to shareholders and related press releases) for approval.

C.     Be satisfied that for all other public disclosures or information that is extracted or derived from the financial statements, management has procedures in place to review such information, and periodically assess the adequacy of such procedures.

D.     Review and approve any other press releases that relate to material financial disclosures.

E.     Review and recommend any changes to accounting policies to the Board.

F.     Review with the auditors any areas of judgment or where estimates have been made, including effects of alternatives under generally accepted accounting principles.

IV    OTHER REVIEW PROCEDURES

A.     Review with management the opportunities and risks inherent in the business and the effectiveness of the controls thereon, including risk mitigation and management strategies.

B.     Oversee management reporting on and review of adequacy of internal controls (while it is senior management's responsibility to design and implement an effective system of internal control, it is the responsibility of the Committee to ensure that management has done so).

C.     Gain reasonable assurance that the Corporation complies with all applicable laws, regulations, rules, policies and other requirements of governments, regulatory agencies and stock exchanges relating to financial reporting and disclosure.

D.     Confirm or review the Corporation's disclosure policy.

E.     Review policies and compliance with policies that require significant actual or potential liabilities, contingent or otherwise to be reported to the committee in a timely fashion.

F.     Review annually the reasonableness of the expenses of the CEO, COO and CFO.

V     EXTERNAL AUDITORS

A.     The external auditor reports directly to the Committee with unrestricted access and will meet at least quarterly with the Committee. Matters discussed will include the annual audit, quarterly reviews, the quality of the Corporation's accounting policies and principles, and the adequacy and effectiveness of the

Corporation's internal control and management information systems. In-camera sessions with the external auditors will be held quarterly or as determined by the Committee.

B.     Provide approval and recommend to the Board the engagement of the external auditors, their remuneration, or their discharge.

C.     Provide oversight to the audit engagement by way of a direct reporting relationship with the external auditor and ensure their independence.

D.     Review external audit plans for the year.

E.     Review with the external auditors any difficulties which arose during the course of their engagement and the ongoing relationship with management.

F.     Pre-approve all audit and non-audit services to be provided by the external auditor (which may be delegated to one or more members of the Committee for ratification at the next scheduled Committee meeting).

G.     Review and approve any hiring of partners/employees of the external auditors.

VI     OTHER

A.     Establish procedures for receipt, retention and treatment of complaints and concerns regarding accounting matters, internal accounting controls and auditing matters or related questionable practices, including anonymous submissions by employees.

B.     Ensure for each meeting that minutes are recorded, drafted and circulated on a timely basis to committee members.

C.     Confirm or amend the Committee's charter annually, for review by external auditors and legal counsel and approval by the Board.

D.     Prior to renewals, review Director and Officer Liability insurance and other corporate insurance coverage, including the credit quality of its insurance carriers and re-insurers.

Schedule "B"

NATURALLY ADVANCED TECHNOLOGIES INC.
(the "Company")

2011 FIXED SHARE OPTION PLAN

Dated for reference effective on September 15, 2011

ARTICLE 1
PURPOSE AND INTERPRETATION

Purpose and Entire Plan

1.1     The purpose of this Plan is to advance the interests of the Company by encouraging equity participation in the Company through the acquisition of Common Shares of the Company. It is the intention of the Company that this Plan will at all times be in compliance with the TSX Venture Policies (or, if applicable, the NEX Policies) and any inconsistencies between this Plan and the TSX Venture Policies) (or, if applicable, the NEX Policies) will be resolved in favour of the latter.

1.2     This Plan supersedes and replaces each of the Company's previously ratified stock option plans and including, without limitation, the Company's most recent and existing "2010 Fixed Share Option Plan", dated as ratified by the Board of the Company on September 22, 2010, except that any "Options" theretofore granted by the Company under its 2010 Fixed Share Option Plan are necessarily brought forward by the Company under this Plan without restriction by the terms and conditions of this Plan going forward.

Definitions

1.3     In this Plan:

(a)	"Affiliate" means a company that is a parent or subsidiary of the Company, or that is controlled by the same entity as the Company;

(b)	"Associate" has the meaning set out in the Securities Act;

(c)

"Black-out Period" means an interval of time during which the Company has determined that one or more Participants may not trade any securities of the Company because they may be in possession of undisclosed material information pertaining to the Company, or when in anticipation of the release of quarterly or annual financials, to avoid potential conflicts associated with a company's insider-trading policy or applicable securities legislation, (which, for greater certainty, does not include the period during which a cease trade order is in effect to which the Company or in respect of an Insider, that Insider, is subject);

(d)	"Board" means the board of directors of the Company or any committee thereof duly empowered or authorized to grant Options under this Plan;

(e)	"Change of Control" includes situations where after giving effect to the contemplated transaction and as a result of such transaction:

(i) any one Person holds a sufficient number of voting shares of the Company or resulting company to affect materially the control of the Company or resulting company, or,

(ii)

any combination of Persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, holds in total a sufficient number of voting shares of the Company or its successor to affect materially the control of the Company or its successor, where such Person or combination of Persons did not previously hold a sufficient number of voting shares to affect materially control of the Company or its successor. In the absence of evidence to the contrary, any Person or combination of Persons acting in concert by virtue of an agreement, arrangement, commitment or understanding, holding more than 20% of the voting shares of the Company or resulting company is deemed to materially affect control of the Company or resulting company;

(f)	"Common Shares" means common shares without par value in the capital of the Company providing such class is listed on the TSX Venture (or the NEX, as the case may be);

(g)	"Company" means the company named at the top hereof and includes, unless the context otherwise requires, all of its Affiliates and successors according to law;

(h)	"Consultant" means an individual or Consultant Company, other than an Employee, or a Director of the Company that:

(i)

is engaged to provide on an ongoing bona fide basis, consulting, technical, management or other services to the Company or an Affiliate of the Company, other than services provided in relation to a Distribution;

(ii) provides the services under a written contract between the Company or an Affiliate and the individual or the Consultant Company;

(iii) in the reasonable opinion of the Company, spends or will spend a significant amount of time and attention on the affairs and business of the Company or an Affiliate of the Company; and

(iv) has a relationship with the Company or an Affiliate of the Company that enables the individual or Consultant Company to be knowledgeable about the business and affairs of the Company;

(i)	"Consultant Company" means for an individual consultant, a company or partnership of which the individual is an employee, shareholder or partner;

(j)	"Directors" means the directors of the Company as may be elected from time to time;

(k)	"Discounted Market Price" has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

(l)

"Disinterested Shareholder Approval" means approval by a majority of the votes cast by all the Company's shareholders at a duly constituted shareholders' meeting, excluding votes attached to Common Shares beneficially owned by Insiders who are Service Providers or their Associates;

(m)	"Distribution" has the meaning assigned by the Securities Act, and generally refers to a distribution of securities by the Company from treasury;

(n)	"Effective Date" for an Option means the date of grant thereof by the Board;

(o)	"Employee" means:

(i) an individual who is considered an employee of the Company or its subsidiary under the Income Tax Act (i.e. for whom income tax, employment insurance and CPP deductions must be made at source);

(ii)

an individual who works full-time for the Company or a subsidiary providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions are not made at source; or

(iii)

an individual who works for the Company or its subsidiary on a continuing and regular basis for a minimum amount of time per week providing services normally provided by an employee and who is subject to the same control and direction by the Company over the details and methods of work as an employee of the Company, but for whom income tax deductions need not be made at source;

(p)	"Exercise Price" means the amount payable per Common Share on the exercise of an Option, as determined in accordance with the terms hereof;

(q)	"Expiry Date" means the day on which an Option lapses as specified in the Option Commitment therefore or in accordance with the terms of this Plan;

(r)	"Insider" means an insider as defined in the TSX Venture Policies or as defined in securities legislation applicable to the Company;

(s)	"Investor Relations Activities" has the meaning assigned by Policy 1.1 of the TSX Venture Policies;

(t)

"Management Company Employee" means an individual employed by a Person providing management services to the Company which are required for the ongoing successful operation of the business enterprise of the Company, but excluding a Person engaged in Investor Relations Activities;

(u)

"NEX" means a separate board of the TSX Venture for companies previously listed on the TSX Venture or the Toronto Stock Exchange which have failed to maintain compliance with the ongoing financial listing standards of those markets;

(v)	"NEX Issuer" means a company listed on the NEX;

(w)	"NEX Policies" means the rules and policies of the NEX as amended from time to time;

(x)	"Officer" means a Board appointed officer of the Company;

(y)	"Option" means the right to purchase Common Shares granted hereunder to a Service Provider;

(z)	"Option Commitment" means the notice of grant of an Option delivered by the Company hereunder to a Service Provider and substantially in the form of Schedule A attached hereto;

(aa)	"Optioned Shares" means Common Shares that may be issued in the future to a Service Provider upon the exercise of an Option;

(bb)	"Optionee" means the recipient of an Option hereunder;

(cc)	"Outstanding Shares" means at the relevant time, the number of issued and outstanding Common Shares of the Company from time to time;

(dd)	"Participant" means a Service Provider that becomes an Optionee;

(ee)	"Person includes a company, any unincorporated entity, or an individual;

(ff)	"Plan" means this "2010 Fixed Share Option Plan", the terms of which are set out herein or as may be amended;

(gg)	"Plan Shares" means the total number of Common Shares which may be reserved for issuance as Optioned Shares under the Plan as provided in Section 2.2;

(hh)	"Regulatory Approval" means the approval of the TSX Venture and any other securities regulatory authority that has lawful jurisdiction over the Plan and any Options issued hereunder;

(ii)	"Securities Act" means the Securities Act, R.S.B.C. 1996, c. 418, or any successor legislation;

(jj)

"Service Provider" means a Person who is a bona fide Director, Officer, Employee, Management Company Employee, Consultant or Company Consultant, and also includes a company, 100% of the share capital of which is beneficially owned by one or more Service Providers;

(kk)

"Share Compensation Arrangement" means any Option under this Plan but also includes any other stock option, stock option plan, employee stock purchase plan or any other compensation or incentive mechanism involving the issuance or potential issuance of Common Shares to a Service Provider;

(ll)	"Shareholder Approval" means approval by a majority of the votes cast by eligible shareholders of the Company at a duly constituted shareholders' meeting;

(mm)	"Take Over Bid" means a take over bid as defined in subsection 92(1) of the Securities Act or the analogous provisions of securities legislation applicable to the Company;

(kk)	"Termination Date" has the meaning ascribed thereto in Section 3.10;

(nn)	"TSX Venture" means the TSX Venture Exchange and any successor thereto; and

(oo)	"TSX Venture Policies" means the rules and policies of the TSX Venture as amended from time to time.

Other Words and Phrases

1.4     Words and phrases used in this Plan but which are not defined in the Plan, but are defined in the TSX Venture Policies (and, if applicable, the NEX Policies), will have the meaning assigned to them in the TSX Venture Policies (and, if applicable, the NEX Policies).

Gender

1.5     Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals, and vice versa.

ARTICLE 2
SHARE OPTION PLAN

Establishment of the Share Option Plan

2.1     The Plan is hereby established to recognize contributions made by Service Providers and to create an incentive for their continuing assistance to the Company and its Affiliates.

Maximum Plan Shares

2.2     The maximum aggregate number of Plan Shares that may be reserved for issuance under the Plan at any point in time is 8,224,240 Shares (which represents 20% of the Company's issued and outstanding Common Shares on the effective date of this Plan), less any Common Shares reserved for issuance under share options granted under Share Compensation Arrangements other than this Plan, unless this Plan is amended pursuant to the requirements of the TSX Venture Policies and, if applicable, the NEX Policies.

Eligibility

2.3     Options to purchase Common Shares may be granted hereunder to Service Providers from time to time by the Board. Service Providers that are not individuals will be required to undertake in writing not to effect or permit any transfer of ownership or option of any of its securities, or to issue more of its securities (so as to indirectly transfer the benefits of an Option), as long as such Option remains outstanding, unless the written permission of the TSX Venture and the Company is obtained.

Options Granted Under the Plan

2.4     All Options granted under the Plan will be evidenced by an Option Commitment in the form attached as Schedule A, showing the number of Optioned Shares, the term of the Option, a reference to vesting terms, if any, and the Exercise Price.

2.5     Subject to specific variations approved by the Board, all terms and conditions set out herein will be deemed to be incorporated into and form part of an Option Commitment made hereunder.

Limitations on Issue

2.6     Subject to Section 2.10, the following restrictions on issuances of Options are applicable under the Plan:

(a)

no Service Provider can be granted an Option if that Option would result in the total number of Options, together with all other Share Compensation Arrangements granted to such Service Provider in the previous 12 months, exceeding 5% of the Outstanding Shares unless the Company has obtained Disinterested Shareholder Approval to do so;

(b)

the aggregate number of Options granted to Service Providers conducting Investor Relations Activities in any 12-month period cannot exceed 2% of the Outstanding Shares, calculated at the time of grant; and

(c)	the aggregate number of Options granted to any one Consultant in any 12-month period cannot exceed 2% of the Outstanding Shares, calculated at the time of grant.

Options Not Exercised

2.7     In the event an Option granted under the Plan expires unexercised or is terminated by reason of dismissal of the Optionee for cause or is otherwise lawfully cancelled prior to exercise of the Option, the Optioned Shares that were issuable thereunder will be returned to the Plan and will be eligible for re-issuance.

Powers of the Board

2.8     The Board will be responsible for the general administration of the Plan and the proper execution of its provisions, the interpretation of the Plan and the determination of all questions arising hereunder. Without limiting the generality of the foregoing, the Board has the power to

(a)	allot Common Shares for issuance in connection with the exercise of Options;

(b)	grant Options hereunder;

(c)

subject to any necessary Regulatory Approval, amend, suspend, terminate or discontinue the Plan, or revoke or alter any action taken in connection therewith, except that no general amendment or suspension of the Plan will, without the prior written consent of all Optionees, alter or impair any Option previously granted under the Plan unless the alteration or impairment occurred as a result of a change in the TSX Venture Policies or the Company's tier classification thereunder; and

(d)

delegate all or such portion of its powers hereunder as it may determine to one or more committees of the Board, either indefinitely or for such period of time as it may specify, and thereafter each such committee may exercise the powers and discharge the duties of the Board in respect of the Plan so delegated to the same extent as the Board is hereby authorized so to do.

Amendment of the Plan by the Board of Directors

2.9     Subject to the requirements of the TSX Venture Policies and the prior receipt of any necessary Regulatory Approval, the Board may in its absolute discretion, amend or modify the Plan or any Option granted as follows:

(a)	it may make amendments which are of a typographical, grammatical or clerical nature only;

(b)	it may change the vesting provisions of an Option granted hereunder;

(c)	it may change the termination provision of an Option granted hereunder which does not entail an extension beyond the original Expiry Date of such Option;

(d)	it may make amendments necessary as a result in changes in securities laws applicable to the Company;

(e)

if the Company becomes listed or quoted on a stock exchange or stock market senior to the TSX Venture, it may make such amendments as may be required by the policies of such senior stock exchange or stock market; and

(f)

amend this Plan (except for previously granted and outstanding Options) to reduce the benefits that may be granted to Service Providers (before a particular Option is granted) subject to the other terms hereof.

Terms or Amendments Requiring Disinterested Shareholder Approval

2.10     The Company shall obtain Disinterested Shareholder Approval prior to any of the following actions becoming effective:

(a)	the Plan, together with all of the Company's other Share Compensation Arrangements, could result at any time in:

(i)

the aggregate number of Common Shares reserved for issuance under Options granted to Insiders exceeding 10% of the Outstanding Shares (in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares);

(ii)

the number of Optioned Shares issued to Insiders within a one-year period exceeding 10% of the Outstanding Shares (in the event that this Plan is amended to reserve for issuance more than 10% of the Outstanding Shares); or,

(iii) the issuance to any one Optionee, within a 12-month period, of a number of Common Shares exceeding 5% of Outstanding Shares; or

(b)	any reduction in the Exercise Price of an Option previously granted to an Insider.

Options Granted Under the Company's Previous Share Option Plans

2.11     Any option granted pursuant to a stock option plan previously adopted by the Board which is outstanding at the time this Plan comes into effect shall be deemed to have been issued under this Plan and shall, as of the date this Plan comes into effect, be governed by the terms hereof.

ARTICLE 3
TERMS AND CONDITIONS OF OPTIONS

Exercise Price

3.1     The Exercise Price of an Option will be set by the Board on the Effective Date of the Option and cannot be less than the Discounted Market Price.

Term of Option

3.2     An Option can be exercisable for a maximum of 10 years from the Effective Date.

Option Amendment

3.3     Subject to Section 2.10(b), the Exercise Price of an Option may be amended only if at least six (6) months have elapsed since the later of the Effective Date, the date the Common Shares commenced trading on the TSX Venture, and the date of the last amendment of the Exercise Price.

3.4     An Option must be outstanding for at least one year before the Company may extend its term, subject to the limits contained in Section 3.2.

3.5     Any proposed amendment to the terms of an Option must be approved by the TSX Venture prior to the exercise of such Option.

Vesting of Options

3.6     Subject to Section 3.7, vesting of Options shall be in accordance with Schedule B attached hereto or otherwise, at the discretion of the Board, and will generally be subject to:

(a)

the Service Provider remaining employed by or continuing to provide services to the Company or any of its Affiliates as well as, at the discretion of the Board, achieving certain milestones which may be defined by the Board from time to time or receiving a satisfactory performance review by the Company or any of its Affiliates during the vesting period; or

(b)	the Service Provider remaining as a Director of the Company or any of its Affiliates during the vesting period.

Vesting of Options Granted to Consultants Conducting Investor Relations Activities

3.7     Notwithstanding Section 3.6, Options granted to Consultants conducting Investor Relations Activities will vest:

(a)

over a period of not less than 12 months as to 25% on the date that is three months from the date of grant, and a further 25% on each successive date that is three months from the date of the previous vesting; or

(b)	such longer vesting period as the Board may determine.

Effect of Take Over Bid

3.8     If a Take Over Bid is made to the shareholders, all options issued to directors, officers, employees and consultants that are not yet fully vested will immediately become fully vested, unless such options are subject to vesting restrictions in accordance with TSX Venture policies.

3.9     If a Take Over Bid is made to the shareholders generally then the Company shall, immediately upon receipt of notice of the Take Over Bid, notify each Optionee currently holding an Option of the Take Over Bid, with full particulars thereof whereupon such Option may, subject to receipt of Regulatory Approval and notwithstanding Section 3.6, Section 3.7 and Section 3.7 be immediately exercised in whole or in part by the Optionee.

Extension of Options Expiring During Blackout Period

3.10     Should the Expiry Date for an Option fall within a Blackout Period, or within nine (9) Business Days following the expiration of a Blackout Period, such Expiry Date shall be automatically extended without any further act or formality to that day which is the tenth (10th) Business Day after the end of the Blackout Period, such tenth Business Day to be considered the Expiry Date for such Option for all purposes under the Plan. Notwithstanding Section 2.8, the tenth Business Day period referred to in this Section 3.10 may not be extended by the Board.

Optionee Ceasing to be Director, Employee or Service Provider

3.11     No Option may be exercised after the earlier of the date the Service Provider has left his employ/office and the date that the Service Provider has been advised by the Company that his services are no longer required or his service contract has expired (the "Termination Date"), except as follows:

(a)

in the case of the death of an Optionee, any vested Option held by him at the date of death will become exercisable by the Optionee's lawful personal representatives, heirs or executors until the earlier of one year after the date of death of such Optionee and the date of expiration of the term otherwise applicable to such Option;

(b)

Options granted to a Service Provider conducting Investor Relations Activities will expire 90 days after the Termination Date, but only to the extent that such Option has vested as at the Termination Date;

(c)

any Option granted to an Optionee other than one conducting Investor Relations Activities will expire one year after the Termination Date, but only to the extent that such Option has vested as at the Termination Date; and

(d)

in the case of an Optionee being dismissed from employment or service for cause, such Optionee's Options, whether or not vested at the date of dismissal will immediately terminate without right to exercise same.

Non Assignable

3.12     Subject to Section 3.11, all Options will be exercisable only by the Optionee to whom they are granted and will not be assignable or transferable.

Adjustment of the Number of Optioned Shares

3.13     The number of Common Shares subject to an Option will be subject to adjustment in the events and in the manner following

(a)

in the event of a subdivision of Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a greater number of Common Shares, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder, in addition to the number of Optioned Shares in respect of which the right to purchase is then being exercised, such additional number of Common Shares as result from the subdivision without an Optionee making any additional payment or giving any other consideration therefore;

(b)

in the event of a consolidation of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, into a lesser number of Common Shares, the Company will thereafter deliver and an Optionee will accept, at the time of purchase of Optioned Shares hereunder, in lieu of the number of Optioned Shares in respect of which the right to purchase is then being exercised, the lesser number of Common Shares as result from the consolidation;

(c)

in the event of any change of the Common Shares as constituted on the date hereof, at any time while an Option is in effect, the Company will thereafter deliver at the time of purchase of Optioned Shares hereunder the number of shares of the appropriate class resulting from the said change as an Optionee would have been entitled to receive in respect of the number of Common Shares so purchased had the right to purchase been exercised before such change;

(d)

in the event of a capital reorganization, reclassification or change of outstanding equity shares (other than a change in the par value thereof) of the Company, a consolidation, merger or amalgamation of the Company with or into any other company or a sale of the property of the Company as or substantially as an entirety at any time while an Option is in effect, an Optionee will thereafter have the right to purchase and receive, in lieu of the Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option, the kind and amount of shares and other securities and property receivable upon such capital reorganization, reclassification, change, consolidation, merger, amalgamation or sale which the holder of a number of Common Shares equal to the number of Optioned Shares immediately theretofore purchasable and receivable upon the exercise of the Option would have received as a result thereof. The subdivision or consolidation of Common Shares at any time outstanding (whether with or without par value) will not be deemed to be a capital reorganization or a reclassification of the capital of the Company for the purposes of this Section 3.13;

(e)	an adjustment will take effect at the time of the event giving rise to the adjustment, and the adjustments provided for in this section are cumulative;

(f)

the Company will not be required to issue fractional shares in satisfaction of its obligations hereunder. Any fractional interest in a Common Share that would, except for the provisions of this Section 3.13, be deliverable upon the exercise of an Option will be cancelled and not be deliverable by the Company; and

(g)

if any questions arise at any time with respect to the Exercise Price or number of Optioned Shares deliverable upon exercise of an Option in any of the events set out in this Section 3.13, such questions will be conclusively determined by the Company's auditors, or, if they decline to so act, any other firm of Chartered Accountants, in Vancouver, British Columbia (or in the city of the Company's principal executive office) that the Company may designate and who will be granted access to all appropriate records. Such determination will be binding upon the Company and all Optionees.

ARTICLE 4
COMMITMENT AND EXERCISE PROCEDURES

Option Commitment

4.1     Upon grant of an Option hereunder, an authorized officer of the Company will deliver to the Optionee an Option Commitment detailing the terms of such Options and upon such delivery the Optionee will be subject to the Plan and have the right to purchase the Optioned Shares at the Exercise Price set out therein subject to the terms and conditions hereof.

Manner of Exercise

4.2     An Optionee who wishes to exercise his Option may do so by delivering

(a)	a written notice to the Company specifying the number of Optioned Shares being acquired pursuant to the Option; and

(b)	a certified cheque, wire transfer or bank draft payable to the Company for the aggregate Exercise Price by the Optioned Shares being acquired.

Tax Withholding and Procedures

4.3     Notwithstanding anything else contained in this Plan, the Company may, from time to time, implement such procedures and conditions as it determines appropriate with respect to the withholding and remittance of taxes imposed under applicable law, or the funding of related amounts for which liability may arise under such applicable law. Without limiting the generality of the foregoing, an Optionee who wishes to exercise an Option must, in addition to following the procedures set out elsewhere in this Plan, and as a condition of exercise:

(a)     deliver a certified cheque, wire transfer or bank draft payable to the Company for the amount determined by the Company to be the appropriate amount on account of such taxes or related amounts; or

(b)     otherwise ensure, in a manner acceptable to the Company (if at all) in its sole and unfettered discretion, that the amount will be securely funded;

and must in all other respects follow any related procedures and conditions imposed by the Company.

Delivery of Certificate and Hold Periods

4.4     As soon as practicable after receipt of the notice of exercise described in Section 4.2 and payment in full for the Optioned Shares being acquired, the Company will direct its transfer agent to issue a certificate to the Optionee for the appropriate number of Optioned Shares. Such certificate issued will bear a legend stipulating any resale restrictions required under applicable securities laws. Further, if the Exercise Price is set below than the then current market price of the Common Shares on the TSX Venture, the certificate will also bear a legend stipulating that the Optioned Shares are subject to a four-month TSX Venture hold period commencing the date of the grant of the Option.

ARTICLE 5
GENERAL

Employment and Services

5.1     Nothing contained in the Plan will confer upon or imply in favour of any Optionee any right with respect to office, employment or provision of services with the Company, or interfere in any way with the right of the Company to lawfully terminate the Optionee's office, employment or service at any time pursuant to the arrangements pertaining to same. Participation in the Plan by an Optionee is voluntary.

No Representation or Warranty

5.2     The Company makes no representation or warranty as to the future market value of Common Shares issued in accordance with the provisions of the Plan or to the effect of the Income Tax Act (Canada) or any other taxing statute governing the Options or the Common Shares issuable thereunder or the tax consequences to a Service Provider. Compliance with applicable securities laws as to the disclosure and resale obligations of each Participant is the responsibility of each Participant and not the Company.

Interpretation

5.3     The Plan will be governed and construed in accordance with the laws of the Province of British Columbia.

Effective Date of Plan

5.4     The Plan will become effective from and after September 15, 2011.

Schedule A

SHARE OPTION PLAN

OPTION COMMITMENT

Notice is hereby given that, effective this ________ day of ________________ , ________ (the "Effective Date"), NATURALLY ADVANCED TECHNOLOGIES INC. (the "Company") has granted to ___________________________________________ (the "Optionee") an Option to acquire ______________ Common Shares (collectively, the "Optioned Shares") up to 5:00 p.m. Vancouver Time on the ________ day of ________________ , ________ (the "Expiry Date") at an Exercise Price of US$ ________ (CDN$ ____________ ) per Optioned Share.

At the date of grant of the Option the Company is classified as [a Tier ____ Issuer under TSX Venture Policies] [an NEX Issuer].

Optioned Shares will vest and may be exercised as follows:

{COMPLETE ONE}

In accordance with the vesting provisions set out in Schedule B of the Plan;

or

As follows: [INSERT VESTING SCHEDULE ]

The grant of the Option evidenced hereby is made subject to the terms and conditions of the Plan, which are hereby incorporated herein and forms part hereof.

To exercise your Option, deliver a written notice specifying the number of Optioned Shares you wish to acquire, together with a certified cheque, wire transfer or bank draft payable to the Company for the aggregate Exercise Price. A certificate for the Optioned Shares so acquired will be issued by the transfer agent as soon as practicable thereafter and will bear a minimum four month non-transferability legend from the date of this Option Commitment, the text of which is as follows. [The Company may grant stock options without a hold period, provided the exercise price of the options is set at or above the market price of the Company's shares rather than below.].

"WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL 12:00 A.M. (MIDNIGHT) ON [insert date 4 months from the date of grant].".

The Company and the Optionee represent that the Optionee under the terms and conditions of the Plan is a bona fide Service Provider (as defined in the Plan), entitled to receive Options under TSX Venture Policies.

The Optionee also acknowledges and consents to the collection and use of Personal Information (as defined in the Policies of the TSX Venture Exchange) by both the Company and the TSX Venture (or the NEX, as the case may be) as more particularly set out in the Acknowledgement - Personal Information in use by the TSX Venture (or the NEX, as the case may be) on the date of this Share Option Plan.

NATURALLY ADVANCED TECHNOLOGIES INC.

Authorized Signatory

(SIGNATURE OF OPTIONEE)

Schedule B

SHARE OPTION PLAN

VESTING SCHEDULE

1.     Options granted pursuant to the Plan to Directors, Officers and all Employees and Consultants employed or retained by the Company will vest as follows:

(a)	1/12 of the total number of Options granted will vest one month after the date of grant;

(b)	a further 1/12 of the total number of Options granted will vest in equal monthly proportions over a period of 11 months thereafter.

2.     Options granted to Consultants retained by the Company pursuant to a short term contract or for a specific project with a finite term, will be subject to such vesting provisions determined by the Board of Directors of the Company at the time the Option Commitment is made, subject to Regulatory Approval.

3.     Options granted to Service Providers involved in Investor Relations Activities shall vest in accordance with Section 3.7 of the Plan and any policies of the TSX Venture Exchange.

Schedule "C"

ALTERATION OF ARTICLES

Nomination of Directors

14.12

(a)     Subject only to the Act, only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company. Nominations of persons for election to the board may be made at any annual meeting of shareholders, or at any special meeting of shareholders (but only if the election of directors is a matter specified in the notice of meeting given by or at the direction of the person calling such special meeting):

(i)     by or at the direction of the board or an authorized officer of the Company, including pursuant to a notice of meeting;

(ii)     by or at the direction or request of one or more shareholders pursuant to a proposal made in accordance with the provisions of the Act or a requisition of the shareholders made in accordance with the provisions of the Act; or

(iii)     by any person (a "Nominating Shareholder") (A) who, at the close of business on the date of the giving of the notice provided for below in this Section 14.12 and on the record date for notice of such meeting, is entered in the securities register as a holder of one or more shares carrying the right to vote at such meeting or who beneficially owns shares that are entitled to be voted at such meeting and (B) who complies with the notice procedures set forth below in this Section 14.12.

(b)     In addition to any other applicable requirements, for a nomination to be made by a Nominating Shareholder, such person must have given (i) timely notice thereof in proper written form to the Corporate Secretary of the Company at the principal executive offices of the Company in accordance with this Section 14.12 and (ii) the representation and agreement with respect to each candidate for nomination as required by, and within the time period specified in Section 14.12(e).

(c)     To be timely under Section 14.12(b)(i), a Nominating Shareholder's notice to the Corporate Secretary of the Company must be made:

(i)     in the case of an annual meeting of shareholders, not less than 30 nor more than 65 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is called for a date that is less than 40 days after the date (the "Notice Date") on which the first public announcement of the date of the annual meeting was made, notice by the Nominating Shareholder may be made not later than the tenth (10th) day following the Notice Date; and

(ii)     in the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), not later than the fifteenth (15th) day following the day on which the first public announcement of the date of the special meeting of shareholders was made.

(iii)     Notwithstanding the foregoing, the board may, in its sole discretion, waive any requirement in this Section 14.12(c).

(d)     To be in proper written form, a Nominating Shareholder's notice to the Corporate Secretary of the Company, under Section 14.12(b)(i) must set forth:

(i)     as to each person whom the Nominating Shareholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the person as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice, (D) a statement as to whether such person would be "independent" of the Company (within the meaning of sections 1.4 and 1.5 of National Instrument 52-110 - Audit Committees of the Canadian Securities Administrators, as such provisions may be amended from time to time) if elected as a director at such meeting and the reasons and basis for such determination and (E) any other information relating to the person that would be required to be disclosed in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws; and

(ii)     as to the Nominating Shareholder giving the notice, (A) any information relating to such Nominating Shareholder that would be required to be made in a dissident's proxy circular in connection with solicitations of proxies for election of directors pursuant to the Act and Applicable Securities Laws, and (B) the class or series and number of shares in the capital of the Company which are controlled or which are owned beneficially or of record by the Nominating Shareholder as of the record date for the Meeting of Shareholders (if such date shall then have been made publicly available and shall have occurred) and as of the date of such notice.

(e)     To be eligible to be a candidate for election as a director of the Company and to be duly nominated, a candidate must be nominated in the manner prescribed in this Section 14.12 and the candidate for nomination, whether nominated by the board or otherwise, must have previously delivered to the Corporate Secretary of the Company at the principal executive offices of the Company, not less than 5 days prior to the date of the Meeting of Shareholders, a written representation and agreement (in form provided by the Company) that such candidate for nomination, if elected as a director of the Company, will comply with all applicable corporate governance, conflict of interest, confidentiality, share ownership, majority voting and insider trading policies and other policies and guidelines of the Company applicable to directors and in effect during such person's term in office as a director (and, if requested by any candidate for nomination, the Corporate Secretary of the Company shall provide to such candidate for nomination all such policies and guidelines then in effect).

(f)     No person shall be eligible for election as a director of the Company unless nominated in accordance with the provisions of this Section 14.12; provided, however, that nothing in this Section 14.12 shall be deemed to preclude discussion by a shareholder (as distinct from nominating directors) at a meeting of shareholders of any matter in respect of which it would have been entitled to submit a proposal pursuant to the provisions of the Act. The chair of the meeting shall have the power and duty to determine whether a nomination was made in accordance with the procedures set forth in the foregoing provisions and, if any proposed nomination is not in compliance with such foregoing provisions, to declare that such defective nomination shall be disregarded.

(g)     For purposes of this Section 14.12:

(i)     "Affiliate", when used to indicate a relationship with a person, shall mean a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified person;

(ii)     "Applicable Securities Laws" means the Securities Act (British Columbia) and the equivalent legislation in the other provinces and in the territories of Canada, as amended from time to time, the rules, regulations and forms made or promulgated under any such statute and the published national instruments, multilateral instruments, policies, bulletins and notices of the securities commissions and similar regulatory authorities of each of the applicable provinces and territories of Canada;

(iii)     "Associate", when used to indicate a relationship with a specified person, shall mean (A) any corporation or trust of which such person owns beneficially, directly or indirectly, voting securities carrying more than 10% of the voting rights attached to all voting securities of such corporation or trust for the time being outstanding, (B) any partner of that person, (C) any trust or estate in which such person has a substantial beneficial interest or as to which such person serves as trustee or in a similar capacity, (D) a spouse of such specified person, (E) any person of either sex with whom such specified person is living in conjugal relationship outside marriage or (F) any relative of such specified person or of a person mentioned in clauses (D) or (E) of this definition if that relative has the same residence as the specified person;

(iv)     "Derivatives Contract" shall mean a contract between two parties (the "Receiving Party" and the "Counterparty") that is designed to expose the Receiving Party to economic benefits and risks that correspond substantially to the ownership by the Receiving Party of a number of shares in the capital of the Company or securities convertible into such shares specified or referenced in such contract (the number corresponding to such economic benefits and risks, the "Notional Securities"), regardless of whether obligations under such contract are required or permitted to be settled through the delivery of cash, shares in the capital of the Company or securities convertible into such shares or other property, without regard to any short position under the same or any other Derivatives Contract. For the avoidance of doubt, interests in broad-based index options, broad-based index futures and broad-based publicly traded market baskets of stocks approved for trading by the appropriate governmental authority shall not be deemed to be Derivatives Contracts;

(v)     "Meeting of Shareholders" shall mean such annual shareholders meeting or special shareholders meeting, whether general or not, at which one or more persons are nominated for election to the board by a Nominating Shareholder;

(vi)     "owned beneficially" or "owns beneficially" means, in connection with the ownership of shares in the capital of the Company by a person, (A) any such shares as to which such person or any of such person's Affiliates or Associates owns at law or in equity, or has the right to acquire or become the owner at law or in equity, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, upon the exercise of any conversion right, exchange right or purchase right attaching to any securities, or pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (B) any such shares as to which such person or any of such person's Affiliates or Associates has the right to vote, or the right to direct the voting, where such right is exercisable immediately or after the passage of time and whether or not on condition or the happening of any contingency or the making of any payment, pursuant to any agreement, arrangement, pledge or understanding whether or not in writing; (C) any such shares which are beneficially owned, directly or indirectly, by a Counterparty (or any of such Counterparty's Affiliates or Associates) under any Derivatives Contract (without regard to any short or similar position under the same or any other Derivatives Contract) to which such person or any of such person's Affiliates or Associates is a Receiving Party; provided, however that the number of shares that a person owns beneficially pursuant to this clause (C) in connection with a particular Derivatives Contract shall not exceed the number of Notional Securities with respect to such Derivatives Contract; provided, further, that the number of securities owned beneficially by each Counterparty (including their respective Affiliates and Associates) under a Derivatives Contract shall for purposes of this clause be deemed to include all securities that are owned beneficially, directly or indirectly, by any other Counterparty (or any of such other Counterparty's Affiliates or Associates) under any Derivatives Contract to which such first Counterparty (or any of such first Counterparty's Affiliates or Associates) is a Receiving Party and this proviso shall be applied to successive Counterparties as appropriate; and (D) any such shares which are owned beneficially within the meaning of this definition by any other person with whom such person is acting jointly or in concert with respect to the Company or any of its securities; and

(vii)     "public announcement" shall mean disclosure in a press release reported by a national news service in Canada, or in a document publicly filed by the Company or its agents under its profile on the System of Electronic Document Analysis and Retrieval at www.sedar.com.

(h)     Notwithstanding any other provision to this Section 14.12, notice or any delivery given to the Corporate Secretary of the Company pursuant to this Section 14.12 may only be given by personal delivery, facsimile transmission or by email (provided that the Corporate Secretary of the Company has stipulated an email address for purposes of this notice, at such email address as stipulated from time to time), and shall be deemed to have been given and made only at the time it is served by personal delivery, email (at the address as aforesaid) or sent by facsimile transmission (provided that receipt of confirmation of such transmission has been received) to the Corporate Secretary at the address of the principal executive offices of the Company; provided that if such delivery or electronic communication is made on a day which is a not a business day or later than 5:00 p.m. (Vancouver time) on a day which is a business day, then such delivery or electronic communication shall be deemed to have been made on the subsequent day that is a business day.

(i)     In no event shall any adjournment or postponement of a Meeting of Shareholders or the announcement thereof commence a new time period for the giving of a Nominating Shareholder's notice as described in Section 14.12(c) or the delivery of a representation and agreement as described in Section 14.12(e).

CRAILAR TECHNOLOGIES INC.

Suite 305 - 4420 Chatterton Way, Victoria, British Columbia, Canada, V8X 5J2
Telephone: (250) 658-8582 and Facsimile: (250) 658-8586

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Kenneth Barker (Chief Executive Officer and a Director of the Company), or failing him, Jason Finnis (President, Chief innovation Officer and a Director of the Company), as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of common stock of Crailar Technologies Inc. held of record by the undersigned on September 27, 2013, at the Annual General and Special Meeting of Shareholders to be held at Suite 1500, 1055 West Georgia Street, Vancouver, British Columbia, Canada, on Wednesday, November 6, 2013 at 10:00 a.m. (Vancouver Time) or any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to Be Held on November 6, 2013.

The Proxy Statement and form of Proxy, as well as the
Company's Annual Report on Form 10-K
for the year ended December 31, 2012
are available on the Internet at:

http://crailar.com/pdf/proxy2013.pdf

(Continued and to be signed on the reverse side.)

ANNUAL GENERAL AND SPECIAL MEETING OF SHAREHOLDERS OF
CRAILAR TECHNOLOGIES INC.
November 6, 2013

Please date, sign and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 1, 3, 4, 5 and 6 and a vote of "1 YEAR" on PROPOSAL 7.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE

☒

		For	Against	Abstain
1.	Number of Directors to be set at seven	☐	☐	☐
2.	Election of Directors.	Nominees:
☐	FOR ALL NOMINEES ☐	Kenneth Barker
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES ☐	Jason Finnis
☐	FOR ALL EXCEPT (see instruction below) ☐	Robert Edmunds
	☐	Miljenko Horvat
	☐	Jeremy Jones
	☐	Peter Moore
	☐	Neil Johnson
Instruction: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the box next to each nominee you wish to withhold as shown here: ☐
		For	Against	Abstain
3.	To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company's independent registered public accounting firm.	☐	☐	☐
4	To approve the amendment to the Company's 2011 Fixed Share Option Plan to increase the number of shares reserved for issuance under such plan and to remove the vesting schedule	☐	☐	☐
5	To approve the Alteration to the Company's current Articles to include Advance Notice Provisions	☐	☐	☐
6	Advisory (non-binding) vote on the approval of executive compensation	☐	☐	☐

7	Advisory (non-binding) vote on the frequency of advisory notes on executive compensation	1 Year ☐	2 Years ☐	3 Years ☐	Abstain ☐

Unless otherwise instructed, this proxy will be voted FOR Proposal 1 and FOR all nominees listed in Proposal 2. This proxy will also be voted in the discretion of the holders hereof in favor of any proposal to adjourn or postpone the Meeting, and upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐
Signature of Shareholder: Name: Date:	Signature of Shareholder: Name: Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

__________